SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Sec. 240.14a-12


                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
              ----------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:






PAGE

[LOGO]

                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

         These materials are for a Special Meeting of Shareholders scheduled for [March 19], 2004 at [2]:00 [p.m.] Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy by signing and returning your proxy card, it tells us how you wish to vote on important issues relating to Templeton Global Smaller Companies Fund, Inc. (the "Fund"). If you specify a vote for all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

         WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

         WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800-342-5236).




PAGE

[LOGO]

                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         A Special Meeting of Shareholders (the "Meeting") of Templeton Global Smaller Companies Fund, Inc. (the "Fund"), will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on [March 19], 2004 at [2]:00 [p.m.] Eastern time.

          During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

          1. To elect a Board of Directors of the Fund.

          2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.

          3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

               (a) To amend the Fund's fundamental investment restriction regarding diversification of investments;

               (b) To  amend  the  Fund's  fundamental  investment  restriction regarding investments in real estate;

               (c) To amend the Fund's fundamental investment restriction regarding investments in commodities;

               (d) To amend the Fund's fundamental investment restriction regarding underwriting;

               (e) To amend the Fund's fundamental investment restriction regarding issuing senior securities;

               (f) To amend the Fund's fundamental investmentrestriction
                   regarding lending;

               (g) To amend the Fund's fundamental investment restriction regarding borrowing; and

               (h) To amend the Fund's fundamental investment restriction regarding industry concentration.

          4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

                                           By Order of the Board of Directors,


                                           Barbara J. Green
                                           SECRETARY

[January __], 2004





                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
  Information About Voting...............................................

  Proposal 1: To Elect a Board of Directors of the Fund..................

  Proposal 2: To Approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Fund from a
              Maryland Corporation to a Delaware Statutory Trust.........

  Introduction to Proposals 3 and 4......................................

  Proposal 3: To Approve Amendments to Certain of the  Fund's
              Fundamental Investment Restrictions (this Proposal involves separate votes on Sub-Proposals 3a-3h)......................

     Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding diversification of investments...

     Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding investments in real estate.......

     Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities.......

     Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding underwriting.....................

     Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding issuing senior securities........

     Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding lending..........................

     Sub-Proposal 3g: To amend the Fund's fundamental investment restriction regarding borrowing........................

     Sub-Proposal 3h: To amend the Fund's fundamental investment restriction regarding industry concentration...........

  Proposal 4: To Approve the Elimination of Certain of the Fund's
              Fundamental Investment Restrictions........................

  Additional Information About the Fund..................................

  Audit Committee........................................................

  Further Information About Voting and the Meeting.......................

  EXHIBITS

  Exhibit A--Nominating Committee Charter................................ A-1

  Exhibit B--Form of Agreement and Plan of Reorganization between
             Templeton Global Smaller Companies Fund, Inc. (a Maryland
             corporation) and Templeton Global Smaller Companies Fund
            (a Delaware statutory trust)................................. B-1

  Exhibit C--A Comparison of Governing Documents and State Law........... C-1

  Exhibit D--Fundamental Investment Restrictions Proposed to be Amended
             or Eliminated............................................... D-1


                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

                                 PROXY STATEMENT

?  INFORMATION ABOUT VOTING

     WHO IS ASKING FOR MY VOTE?

     The Directors of Templeton Global Smaller Companies Fund, Inc. (the "Fund"), in connection with the Special Meeting of Shareholders of the Fund to be held on [March 19], 2004 (the "Meeting"), have requested your vote on several matters.

     WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on [January 20], 2004 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about [January __], 2004.

     ON WHAT ISSUES AM I BEING ASKED TO VOTE?

          You are being asked to vote on four Proposals:

          1. To elect a Board of Directors of the Fund;

          2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust;

          3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals); and

          4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

     HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

          The Directors unanimously recommend that you vote:

          1. FOR the election of all nominees as Directors of the Fund;

          2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust;

          3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

          4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

     HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

          You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

          Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for or against any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Directors of the Fund (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3h); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

     MAY I REVOKE MY PROXY?

          You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

     WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

         If your shares are held by your broker, then in order to vote in person at the Meeting, you will have to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

? THE PROPOSALS

PROPOSAL 1:  TO ELECT A BOARD OF DIRECTORS OF THE FUND

     HOW ARE NOMINEES SELECTED?

          The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating Committee (the "Committee") consisting of Andrew H. Hines,
Jr. (Chairman) and Gordon S. Macklin, neither of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors," and Directors who are interested persons of the Fund are referred to as the "Interested Directors."

         The Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate's qualifications, the Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Committee has established as minimum qualifications for Board membership as an Independent Director (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any mutual fund other than those within the Franklin Templeton Investments fund complex.

         When the Board has or expects to have a vacancy, the Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Committee, however, will review shareholders' recommendations to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Committee at the Fund's offices.

         The Board has adopted and approved a formal written charter for the Committee. A copy of the charter is attached as Exhibit A to this Proxy Statement.

     WHO ARE THE NOMINEES?

          All of the nominees, except Frank J. Crothers, Edith E. Holiday, Frank A. Olson and Constantine D. Tseretopoulos, are currently members of the Board. The term of each nominee is for one year and until his or her successor shall be elected and shall quality, or until his or her earlier death, resignation or removal. An incumbent Independent Director recommended Messr. Crothers, Olson and Tseretopoulos and Ms. Holiday for consideration by the Committee as nominees for Director. If elected each nominee shall hold office until the next meeting of shareholders at which directors are elected and until his or her successor shall be elected and shall qualify or until his or her earlier death, resignation or removal. In addition, all of the current nominees
are  also  directors   or   trustees   of  other   Franklin(R)   funds   and/or
Templeton(R)funds. Among these nominees, Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are deemed to be "interested persons" for purposes of the 1940 Act.

          Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately [ ]% and [ ]%, respectively, of its outstanding shares as of [___________, 200__]. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the nominees for Director.

         Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

          Listed below, for each nominee, are their names, ages and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee.





NOMINEES FOR INDEPENDENT DIRECTOR:


                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                              FRANKLIN
                                                                             TEMPLETON
                                                                            INVESTMENTS
                                                                            FUND COMPLEX
                                                         LENGTH OF TIME     OVERSEEN BY
    NAME, AGE AND ADDRESS              POSITION              SERVED          DIRECTOR*         OTHER DIRECTORSHIPS HELD
------------------------------- ----------------------- ----------------- ----------------- --------------------------------
HARRIS J. ASHTON (71)                  Director            Since 1992           142        Director, Bar-S Foods (meat
   500 East Broward Blvd.                                                                  packing company).
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
----------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (59)                  Nominee          Not Applicable        [21]                      None
   500 East Broward Blvd
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Ventures  Resources  Corporation  (Vice  Chairman  1996-2003);  Vice
Chairman, Caribbean  Utilities Co. Ltd.;  Director and  President,  Provo Power
Company Ltd.;  Director,   Caribbean  Electric  Utility  Services  Corporation
(Chairman  until 2002);  director  of  various  other  business  and  nonprofit organizations;  and FORMERLY,  Chairman,  Atlantic  Equipment  &  Power  Ltd.
(1977-2003).
------------------------------- ------------------------ ---------------- ---------------- ---------------------------------
S. JOSEPH FORTUNATO (71)               Director            Since 1992           143                      None
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (51)                  Nominee           Not Applicable         [95]        Director, Amerada Hess
   500 East Broward Blvd.                                                                   Corporation (exploration and
   Suite 2100                                                                               refining of oil and gas);
   Fort Lauderdale, FL                                                                      Beverly Enterprises, Inc.
   33394-3091                                                                               (health care); H.J. Heinz
                                                                                            Company (processed foods and
                                                                                            allied products); RTI
                                                                                            International Metals, Inc.
                                                                                            (manufacture and distribution
                                                                                            of titanium); and Canadian
                                                                                            National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------------




PAGE


                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                              FRANKLIN
                                                                             TEMPLETON
                                                                            INVESTMENTS
                                                                            FUND COMPLEX
                                                         LENGTH OF TIME     OVERSEEN BY
    NAME, AGE AND ADDRESS              POSITION              SERVED          DIRECTOR*         OTHER DIRECTORSHIPS HELD
------------------------------- ----------------------- ----------------- ----------------- --------------------------------
GORDON S. MACKLIN (75)                 Director            Since 1993           142         Director, White Mountains
   500 East Broward Blvd.                                                                   Insurance Group, Ltd. (holding
   Suite 2100                                                                               company); Martek Biosciences
   Fort Lauderdale, FL                                                                      Corporation; MedImmune, Inc.
   33394-3091                                                                               (biotechnology); Overstock.com
                                                                                            (Internet services); and
                                                                                            Spacehab, Inc. (aerospace
                                                                                            services); and FORMERLY,
                                                                                            Director, MCI Communication
                                                                                            Corporation (subsequently
                                                                                            known as MCI WorldCom, Inc.
                                                                                            and WorldCom, Inc.)
                                                                                            (communications services)
                                                                                            (1988-2002).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and
Hambrecht  &  Quist  Group  (investment  banking)  (1987-1992);  and  President,
National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (74)                  Director            Since 1990            28                      None
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer,
Landmark Banking Corporation (1969-1978); Financial Vice President, Florida
Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
----------------------------------------------------------------------------------------------------------------------------


PAGE



                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                              FRANKLIN
                                                                             TEMPLETON
                                                                            INVESTMENTS
                                                                            FUND COMPLEX
                                                         LENGTH OF TIME     OVERSEEN BY
    NAME, AGE AND ADDRESS              POSITION              SERVED          DIRECTOR*         OTHER DIRECTORSHIPS HELD
------------------------------- ----------------------- ----------------- ----------------- --------------------------------
FRANK A. OLSON (71)                    Nominee           Not Applicable         [21]        Director, Becton, Dickinson
   500 East Broward Blvd.                                                                   and Co. (medical technology);
   Suite 2100                                                                               White Mountains Insurance
   Fort Lauderdale, FL                                                                      Group Ltd. (holding company);
   33394-3091                                                                               and Amerada Hess Corporation
                                                                                            (exploration and refining of
                                                                                            oil and gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, The Hertz Corporation (car rental)(since 1980) (Chief
Executive Officer 1977-1999); and FORMERLY, Chairman of the Board, President and
Chief Executive Officer, UAL Corporation (airlines).

----------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS           Nominee           Not Applicable         [21]                     None
(49)
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
----------------------------------------------------------------------------------------------------------------------------


NOMINEES FOR INTERESTED DIRECTOR:

------------------------------- ------------------------ ---------------- ----------------- --------------------------------
**NICHOLAS F. BRADY (73)               Director            Since 1993            21         Director, Amerada Hess
   500 East Broward Blvd.                                                                   Corporation (exploration and
   Suite 2100                                                                               refining of oil and gas); and
   Fort Lauderdale, FL                                                                      C2, Inc. (operating and
   33394-3091                                                                               investment business); and
                                                                                            FORMERLY, Director,  H.J.
                                                                                            Heinz Company (processed
                                                                                            foods and allied products)
                                                                                            (1987-1988; 1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman,  Darby Overseas Investments,  Ltd., Darby Emerging Markets Investments
LDC and Darby Technology Ventures Group, LLC (investment firms)  (1994-present);
Director,  Templeton  Capital  Advisors Ltd. and Franklin  Templeton  Investment
Fund; and FORMERLY,  Chairman,  Templeton  Emerging Markets Investment Trust PLC
(until  2003);  Secretary  of the  United  States  Department  of  the  Treasury
(1988-1993);  Chairman  of the  Board,  Dillon,  Read &  Co.,  Inc.  (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
-------------------------------- ----------------------- ---------------- ---------------- ---------------------------------


PAGE



                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                              FRANKLIN
                                                                             TEMPLETON
                                                                            INVESTMENTS
                                                                            FUND COMPLEX
                                                         LENGTH OF TIME     OVERSEEN BY
    NAME, AGE AND ADDRESS              POSITION              SERVED          DIRECTOR*         OTHER DIRECTORSHIPS HELD
------------------------------- ----------------------- ----------------- ----------------- --------------------------------
**HARMON E. BURNS (58)           Director and Vice       Director since         38                       None
   One Franklin Parkway          President               1992 and Vice
   San Mateo, CA                                         President
   94403-1906                                            since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman,  Member-Office of the Chairman and Director,  Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin  Resources,  Inc. and of 49 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (71)        Chairman of the         Chairman of            142                      None
   One Franklin Parkway          Board, Director and     the Board and
   San Mateo, CA                 Vice President          Director since
   94403-1906                                            1995 and Vice
                                                         President
                                                         since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex that a nominee for election as director would oversee if elected. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.

** Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Fund. Mr. Burns is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees are Independent Directors.



INDEPENDENT NOMINEES:

                                                              AGGREGATE DOLLAR
                                                                 RANGE OF
                                                              EQUITY SECURITIES
                                                                IN ALL FUNDS
                                                               OVERSEEN BY THE
                                     DOLLAR RANGE              DIRECTOR IN THE
                                     OF EQUITY               FRANKLIN TEMPLETON
                                     SECURITIES                 INVESTMENTS
NAME OF DIRECTOR                    IN THE FUND                FUND COMPLEX
-------------------------------------------------------------------------------
Harris J. Ashton                   [$50,001-$100,000]           Over $100,000
Frank J. Crothers                       [None]                  Over $100,000
S. Joseph Fortunato                     [None]                  Over $100,000
Edith E. Holiday                        [None]                  Over $100,000
Gordon S. Macklin                       [None]                  Over $100,000
Fred R. Millsaps                        [None]                  Over $100,000
Frank A. Olson                          [None]                  Over $100,000
Constantine D. Tseretopoulos            [None]                  Over $100,000


INTERESTED NOMINEES:
                                                              AGGREGATE DOLLAR
                                                                 RANGE OF
                                                              EQUITY SECURITIES
                                                                IN ALL FUNDS
                                                               OVERSEEN BY THE
                                     DOLLAR RANGE              DIRECTOR IN THE
                                     OF EQUITY               FRANKLIN TEMPLETON
                                     SECURITIES                 INVESTMENTS
NAME OF DIRECTOR                    IN THE FUND                FUND COMPLEX
-------------------------------------------------------------------------------
Nicholas F. Brady                      [None]                  Over $100,000
Harmon E. Burns                        [None]                  Over $100,000
Charles B. Johnson                [$10,001-$50,000]            Over $100,000

          The tables above provide the dollar range of the equity securities of the Fund and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the nominees as of December 31, 2003.


     HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

          The role of the Directors is to provide general oversight of the Fund's business and to ensure that the Fund is operated for the benefit of all shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Investment Counsel, LLC, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $8,000 and a fee of $400 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investments companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

          During the fiscal year ended August 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.The Fund does not currently have a formal policy regarding Directors' attendance at annual shareholders meetings. The Fund did not hold an annual shareholders meeting in 1003.

          Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                                                      NUMBER OF
                                                                       BOARDS
                                                                       WITHIN
                                                                      FRANKLIN
                                                      TOTAL          TEMPLETON
                                                   COMPENSATION     INVESTMENTS
                                                       FROM            FUND
                                                     FRANKLIN        COMPLEX
                                 AGGREGATE           TEMPLETON       ON WHICH
                                COMPENSATION        INVESTMENTS      DIRECTOR
NAME OF DIRECTOR               FROM THE FUND*      FUND COMPLEX**    SERVES***
-------------------------------------------------------------------------------
Harris J. Ashton                 $10,000              $369,700         46
Nicholas F. Brady                 10,000                82,300         15
S. Joseph Fortunato               10,000               369,700         47
Andrew H. Hines, Jr.****          10,084               202,225          1
Betty P. Krahmer*****             10,000               136,100         15
Gordon S. Macklin                 10,000               369,700         46
Fred R. Millsaps                  10,084               204,225         17

*  Compensation  received  for  the  fiscal  year  ended  August  31,  2003.

** Compensation received for the calendar year ended December 31, 2003.

*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 51 registered investment companies, with approximately 155 U.S. based funds or series.

**** Mr. Hines retired from the Boards of 16 other funds within Franklin Templeton Investments on December 31, 2003. Mr. Hines is not seeking re-election on this Board.

***** Ms. Krahmer is not seeking re-election on this Board.

         The table above indicates the total fees paid to Directors by the Fund individually and by all of the investment companies in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the investment companies in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.


          Board members historically have followed a policy of having substantial investments in one or more of the investment companies in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998 were valued as of such date with subsequent investments valued at cost.

     WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

          Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, are their names, ages and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.


NAME, AGE AND ADDRESS              POSITION              LENGTH OF TIME SERVED
-------------------------------------------------------------------------------
CHARLES B. JOHNSON          Chairman of the Board,    Chairman of the Board and
                            Director and Vice         Director since 1995 and
                            President                 Vice President since 1992

Please refer to the table "Nominees for Interested Director" for additional information about Mr. Charles B. Johnson.
-------------------------------------------------------------------------------
HARMON E. BURNS             Director and              Director since 1992 and
                            Vice President            Vice President since 1996


Please refer to the table "Nominees for Interested Director" for additional information about Mr. Harmon E. Burns.
-------------------------------------------------------------------------------
JEFFREY A. EVERETT (39)     President and Chief            Since 2002
 P.O. Box N-7759            Executive Officer -
 Lyford Cay                 Investment Management
 Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------
JIMMY D. GAMBILL (56)       Senior Vice President          Since 2002
 500 East Broward Blvd.     and Chief Executive
 Suite 2100                 Officer - Finance and
 Fort Lauderdale, FL        Administration
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (63)  Vice President                Since 1996
 One Franklin Parkway
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
MARTIN L. FLANAGAN (43)     Vice President                 Since 1990
 One Franklin Parkway
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
JOHN R. KAY (63)            Vice President                 Since 1994
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-------------------------------------------------------------------------------
MURRAY L. SIMPSON (66)        Vice President and            Since 2000
 One Franklin Parkway         Assistant Secretary
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------
BARBARA J. GREEN (56)       Vice President and        Vice President since 2000
 One Franklin Parkway       Secretary                 and Secretary since 1996
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------
DAVID P. GOSS (56)          Vice President and             Since 2000
 One Franklin Parkway       Assistant Secretary
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
MICHAEL O. MAGDOL (66)      Vice President -                 Since 2002
 600 Fifth Avenue           AML Compliance
 Rockefeller Center
 New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice  Chairman,  Chief  Banking  Officer and Director,  Fiduciary  Trust Company
International;   Director,   FTI  Banque,  Arch  Chemicals,   Inc.  and  Lingnan
Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
KIMBERLEY H. MONASTERIO (40)  Treasurer and                  Since 2003
 One Franklin Parkway         Chief Financial Officer
 San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------


PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
            FOR THE REORGANIZATION OF THE FUND FROM A MARYLAND CORPORATION TO A DELAWARE STATUTORY TRUST

         The Directors unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as EXHIBIT B, that would change the state of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Maryland corporation into a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization, the Directors have approved the Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware statutory trust, also named "Templeton Global Smaller Companies Fund" (the "DE Fund").

     WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

         If the Plan is approved by shareholders and the Reorganization is implemented, the DE Fund would have the same investment goal, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, the same fundamental investment restrictions amended or eliminated by Proposals 3 and 4 in this proxy statement). The Board, including any persons elected under Proposal 1, and officers of the DE Fund would be the same as those of the Fund, and would operate the DE Fund in essentially the same manner as they previously operated the Fund. Thus, on the effective date of the Reorganization, you would hold an interest in the DE Fund that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

     WHY ARE THE DIRECTORS RECOMMENDING APPROVAL OF THE PLAN AND THE REORGANIZATION?

         The Directors have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Most significantly, an investment company formed as a Delaware statutory trust, unlike one formed as a Maryland corporation, need not pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders. Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Fund. This could benefit the DE Fund and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Fund's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Directors believe that it is in the best interests of the shareholders to approve the Plan.

     HOW DO THE MARYLAND CORPORATE LAW AND THE FUND'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE STATUTORY TRUST LAW AND THE DE FUND'S GOVERNING DOCUMENTS?

         The following summary compares certain rights and characteristics of the shares of the Fund to the shares of the DE Fund. The summary is qualified in its entirety by the more complete comparison of Maryland corporate law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Fund and the DE Fund, attached as EXHIBIT C to this proxy statement, which is entitled "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

         Reorganizing the Fund from a Maryland corporation to a Delaware statutory trust is expected to provide many benefits to the Fund and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that translate into savings for a fund, such as the DE Fund, and its shareholders. For example, the Delaware Act authorizes management to take various actions without requiring shareholder approval if permitted by the governing instrument. Additionally, unlike Maryland corporate law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state filing, which can reduce administrative burdens and costs.

         The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Fund's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline many of the provisions in the Fund's Charter and By-Laws, and should thus lead to enhanced flexibility in management and administration as compared to its current operation as a Maryland corporation. As a Delaware statutory trust, the DE Fund should also be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

         Moreover, to the extent provisions in the DE Fund's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Fund's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Fund should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Fund. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

         Shares of the DE Fund and the Fund each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Fund and the Fund provide for noncumulative voting in the election of their Trustees/Directors. Like the Fund, the DE Fund is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Fund Board, by the chairperson of the DE Fund Board or by the president of the DE Fund for the purpose of taking action upon any matter deemed by the DE Fund Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the shareholders for the purpose of electing trustees may also be called by the chairperson of the DE Fund Board, or shall be called by the president or any vice-president of the DE Fund at the request of shareholders holding not less than 10% of the DE Fund's shares, provided that the shareholders requesting such meeting shall have paid the DE Fund the reasonably estimated cost of preparing and mailing the notice of the meeting. With respect to shareholder inspection rights of a fund's books and records, the Fund and the DE Fund each provide certain inspection rights to its shareholders at least to the extent required by applicable law.

         While shareholders of the DE Fund will have similar distribution and voting rights as they currently have as shareholders of the Fund, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution, and differ in the proportion of shares required to vote on certain matters, such as mergers, dissolution and amendments to charter documents.

         Under Maryland corporate law, the shareholders of the Fund are not subject to any personal liability for any claims against, or liabilities of, the Fund solely by reason of being or having been a shareholder of the Fund. Under the Delaware Act, shareholders of the DE Fund will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

     WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

         Upon completion of the Reorganization, the DE Fund will continue the business of the Fund and will have the same investment goal, policies and investment restrictions as those of the Fund existing on the date of the Reorganization, and will hold the same portfolio of securities then held by the Fund. The DE Fund will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Fund. As the successor to the Fund's operations, the DE Fund will adopt the Fund's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

         The DE Fund was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. To accomplish the Reorganization, the Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the DE Fund. In exchange for these assets and liabilities, the DE Fund will issue shares of the DE Fund to the Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Fund as you held in the Fund immediately prior to the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Fund will be dissolved and will cease its existence.

         The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Fund, or if the Directors abandon the Reorganization, the Fund will continue to operate as a Maryland corporation. If the Reorganization is approved by shareholders, it is expected to be completed [early in 2004].

     WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

         As a result of the Reorganization, the DE Fund will be subject to a new investment management agreement between the DE Fund and the Investment Manager. The new investment management agreement will be substantially identical to the current investment management agreement between the Investment Manager and the Fund.

     WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

         The DE Fund will enter into an agreement with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing and shareholder services that is substantially identical to the agreement currently in place for the Fund. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Fund under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Fund.

         As of the effective date of the Reorganization, the DE Fund will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the Fund. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

     WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN?

         Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for the fund. Theoretically, if the Plan is approved and the Fund is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Fund. In fact, the DE Fund must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Plan also will constitute, for purposes of the 1940 Act, shareholder approval of
(1) the election of the Directors of the Fund who are in office at the time of the Reorganization as trustees of the DE Fund; and (2) a new investment management agreement between the DE Fund and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Fund.

         Prior to the Reorganization, if the Plan is approved by shareholders, the officers will cause the Fund, as the sole shareholder of the DE Fund, to vote its shares FOR the matters specified above. This action will enable the DE Fund to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

     WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE FUND?

         The DE Fund was formed as a Delaware statutory trust on [December 2, 2003] pursuant to the Delaware Act. The DE Fund has an unlimited number of shares of beneficial interest without par value authorized. The shares of the DE Fund will be allocated into four classes to correspond to the current four classes of shares of the Fund.

         As of the effective date of the Reorganization, outstanding shares of the DE Fund will be fully paid, nonassessable, freely transferable, and will have no preemptive or subscription rights. The DE Fund will also have the same fiscal year as the Fund.

     WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

         Since the Reorganization will benefit the Fund and its shareholders, the Board has authorized that the expenses incurred in the Reorganization, including the costs associated with soliciting proxies, shall be paid by the Fund, whether or not the Reorganization is approved by shareholders.

     ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

         The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Fund will be the same as the basis and holding period of your shares in the Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Fund and the Fund, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Fund or their shareholders.

         As a result of the Reorganization, there may be adverse tax consequences in a foreign jurisdiction, including possible taxes on capital gains and forfeiture of capital loss carry forwards. If a foreign jurisdiction treats the Reorganization as a "sale" and "purchase" of portfolio securities that are registered in that jurisdiction, the Fund may be required to pay taxes on any capital gains arising from the "sale" of those portfolio securities. Similarly, such treatment by a foreign jurisdiction may prevent the Fund from retaining the capital losses it previously incurred on securities registered in that jurisdiction to offset future capital gains, if any, incurred on securities registered in that jurisdiction. However, the Fund does not believe that it will experience a materially adverse impact as a result of a foreign jurisdiction's tax treatment of the Reorganization.

     WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

         A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of the Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Fund.

     WHAT IS THE EFFECT OF MY VOTING "FOR" THE PLAN?

         By voting "FOR" the Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with trustees, an investment management agreement, distribution plans and other service arrangements that are substantially identical to those in place for the Fund.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2.

INTRODUCTION TO PROPOSALS 3 AND 4

         The Fund is subject to a number of fundamental investment restrictions that (1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally to (1) update those current investment restrictions that are more restrictive than is required under the federal securities laws; and (2) conform the Fund's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (1) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; and (2) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission ("SEC") or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA").

            After the Fund was organized as a Maryland corporation in 1981, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or which are no longer required at all.

         The Board believes there are several distinct advantages to revising the Fund's fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that the Fund will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Investment Manager also believe that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Finally, the standardized fundamental investment restrictions are expected to enable the Fund to more efficiently and more easily monitor portfolio compliance.

         The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have recently amended their investment restrictions. The proposed standardized restrictions will not affect the Fund's investment goal or its current principal investment strategies. Although the proposed amendments will give the Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund, nor does the Board anticipate that the proposed changes in fundamental investment restrictions will materially change the manner in which the Fund is currently managed and operated. However, the Board may change or modify the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. Should the Board in the future modify materially the way the Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information ("SAI"), as appropriate.

PROPOSAL 3: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
            INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3A - 3H)

          The Fund's existing fundamental investment restrictions, together with the recommended changes to the investment restrictions, are detailed in EXHIBIT D, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR Eliminated." Shareholders of the Fund are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders of the Fund will be effective for the Fund on the later as of the date of the supplement to the Fund's SAI reflecting such shareholder approval to change certain of the Fund's fundamental investment restrictions, which is anticipated to be shortly after the date of shareholder approval. The Board of Directors recommends unanimously a vote "FOR" each Sub-Proposal.

SUB-PROPOSAL 3A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING DIVERSIFICATION OF INVESTMENTS.

         The 1940 Act prohibits "diversified" investment companies, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, with respect to 75% of a fund's total assets, more than 5% of total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

     WHAT EFFECT WILL AMENDING THE CURRENT DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

         The Fund has a fundamental investment restriction prohibiting investments of more than 5% of the Fund's total assets in securities of any one issuer (other than U.S. government securities) (the "5% limitation").

         The Fund's current fundamental investment restriction regarding diversification of investments is more restrictive in several respects than the requirements of the 1940 Act. First, the Fund's current diversification restriction applies the 5% limitation to 100% of the Fund's total assets, rather than to 75% of total assets as permitted by the 1940 Act. Second, the Fund's current 5% limitation does not exclude securities of other investment companies, as permitted by the 1940 Act.

         The proposed fundamental investment restriction regarding diversification follows the 5% and 10% limitations set forth in the 1940 Act. In addition, the proposed fundamental investment restriction would exclude from such 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered pursuant to certain SEC rules or orders). Under the amended investment restriction, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% limitations. The Fund, together with the other investment companies in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the investment companies in Franklin Templeton Investments to invest their uninvested cash in one or more registered Franklin Templeton money market funds and in unregistered money market funds sponsored by Franklin Templeton Investments. Amending the Fund's current investment restriction regarding diversification would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order.

         The proposed fundamental investment restriction regarding diversification of investments is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the Fund with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. However, it is not currently anticipated that the adoption of the proposed restriction would materially change the way the Fund is managed.

SUB-PROPOSAL 3B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INVESTMENTS IN REAL ESTATE.

         Under the 1940 Act, a fund's restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate or mortgages on real estate, although the Fund may invest in marketable securities secured by real estate or interests therein.

     WHAT EFFECT WILL AMENDING THE CURRENT REAL ESTATE RESTRICTION HAVE ON THE FUND?

         The proposed restriction would permit the Fund to continue to invest in marketable securities secured by real estate or interests therein, and would also permit the Fund to invest in such securities at are not "marketable." In addition, under the proposed restriction the Fund would be permitted to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests. The proposed restriction would also permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

         Modifying the Fund's real estate restriction may increase the Fund's exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, to the extent the Fund invests in developing or emerging market countries, these investments are subject to risk of forfeiture due to governmental action. Under the proposed real estate restriction, the Fund will not be limited to investments in "marketable" securities secured by real estate or interests therein, which would increase the Fund's ability to invest in illiquid securities. However, the Board has adopted a non-fundamental investment restriction, consistent with the SEC Staff's current position on illiquid securities, which prohibits the Fund from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction"). As a result, it is not currently intended that the Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

         The Fund's current fundamental investment restriction relating to real estate is combined with fundamental investment restrictions relating to investments in commodities, investments in other investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding investments in real estate from these other fundamental investment restrictions, including the Fund's fundamental investment restriction on investments in commodities. (See Sub-Proposal 3c below.) The Fund is proposing to eliminate the restrictions on investing in other investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

SUB-PROPOSAL 3C:  TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                  REGARDING INVESTMENTS IN COMMODITIES.

         Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

     WHAT EFFECT WILL AMENDING THE CURRENT COMMODITIES RESTRICTION HAVE ON THE FUND?

         The current fundamental investment restriction on commodities states that the Fund may not purchase or sell commodity contracts.

         The proposed investment restriction relating to commodities clarifies the ability of the Fund to engage in currency and financial futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities but not to invest directly in physical
commodities.  Notwithstanding   the   flexibility   provided  by  the  proposed
fundamental investment restriction,   the  Fund  is  subject  to  guidelines
established by the Board regarding the use of derivatives. Under these guidelines, currently no more than 5% of the Fund's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). The use of futures contracts can involve substantial risks and, therefore, the Fund would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by the guidelines established by the Board. It is not currently intended that the Fund would materially change these guidelines or its use of futures contracts, forward currency contracts and related options. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

         The Fund's current fundamental investment restriction relating to commodities is combined with fundamental investment restrictions relating to investments in real estate, investments in other investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding commodity contracts from these other fundamental investment restrictions, including the Fund's fundamental investment restriction relating to real estate. (See Sub-Proposal 3b above.) The Fund is proposing to eliminate the restrictions on investing in other investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

SUB-PROPOSAL 3D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING UNDERWRITING.

          Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Fund may be deemed to be an underwriter of its own securities. The proposed restriction incorporates these SEC interpretations and would make clear that the Fund has the ability to sell its own shares.

     WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

          The Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether the Fund may sell securities that the Fund owns or whether the Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

          The proposed restriction relating to underwriting is substantially similar to the Fund's current investment restriction by prohibiting the Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that the Fund may re-sell securities that the Fund owns and that it may also sell its own shares. It is not anticipated that the adoption of the proposed restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

          The Fund's current fundamental investment restriction relating to underwriting is combined with restrictions relating to issuing senior securities, purchasing securities on margin, engaging in short sales and writing, purchasing or selling options. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from these other fundamental investment restrictions, including the Fund's investment restriction relating to issuing senior securities. (See Sub-Proposal 3e below.) The Fund is proposing to eliminate the restrictions on purchasing securities on margin, engaging in short sales and writing, purchasing or selling options. (See Proposal 4 below.)

SUB-PROPOSAL 3E: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING ISSUING SENIOR SECURITIES.

         The 1940 Act requires the Fund to have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

         SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, an open-end fund must mark on its books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

     WHAT EFFECT WILL AMENDING THE CURRENT SENIOR SECURITIES RESTRICTION HAVE ON THE FUND?

          The current fundamental investment restriction relating to issuing senior securities prohibits the Fund from issuing senior securities.

         The proposed restriction would permit the Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction also would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

         The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to the Fund. However, the Fund may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent the Fund does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility. The additional risks to which the Fund may be exposed are limited, however, by the limitations on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

         The Fund's current fundamental investment restriction relating to issuing senior securities is combined with restrictions relating to underwriting, purchasing securities on margin, engaging in short sales, and writing, purchasing and selling options. The adoption of this Sub-Proposal would result in the separation of the Fund's senior securities restriction from these other fundamental investment restrictions, including the Fund's investment restriction relating to underwriting. (See Sub-Proposal 3d above.) The Fund is proposing to eliminate the restrictions on purchasing securities on margin, engaging in short sales, and writing, purchasing and selling options. (See Proposal 4 below.)

SUB-PROPOSAL 3F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING LENDING.

         Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loan" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

         Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3e above.)

     WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

         The Fund's current investment restriction regarding lending prohibits the Fund from loaning money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. In addition, the Fund may buy U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest (such transactions are commonly known as "repurchase agreements"). Although the Fund's current investment restriction permits the purchase of certain debt securities, the Fund is only permitted to purchase publicly distributed debt securities and may not invest in certain types of private placement debt securities or engage in direct corporate loans, even if such investments would otherwise be consistent with the Fund's investment goal and policies.

         The proposed fundamental investment restriction provides that the Fund may not make loans to other persons except (1) through the lending of its portfolio securities; (2) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides the Fund with greater lending flexibility by permitting the Fund to invest in non-publicly distributed debt securities, loan participations, and direct corporate loans. To the extent that these instruments are illiquid, they will be subject to the Illiquid Securities Restriction.

         The proposed investment restriction also provides the Fund with greater flexibility by permitting the Fund to enter into repurchase agreements with terms of more than seven days. To the extent that repurchase agreements with terms of more than seven days are illiquid, they will be subject to the Illiquid Securities Restriction. In addition, the proposed investment restriction will not limit the Fund to only collateralizing repurchase agreements with U.S. government obligations. To the extent the Fund uses other forms of collateral for its repurchase agreements, however, it will still generally be subject to regulations under the 1940 Act regarding eligible collateral.

         The proposed fundamental investment restriction also provides the Fund with additional flexibility to make loans to affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to loan money to other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The proposed investment restriction would permit the Fund, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

         Because the proposed lending restriction would provide the Fund with greater flexibility to invest in non-publicly distributed debt securities, loan participations, and other direct corporate loans, the Fund may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by the Fund's adoption of the non-fundamental Illiquid Securities Restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest.

SUB-PROPOSAL 3G: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING BORROWING.

         The 1940 Act requires investment companies to impose certain limitations on borrowing activities, and a fund's borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

         Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

     WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE
     FUND?

         The Fund's current investment restriction relating to borrowing prohibits the Fund from borrowing money for any purpose other than redeeming its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets. The Fund's current fundamental investment restriction further prohibits the Fund from pledging, mortgaging or hypothecating its assets for any purpose other than to secure such borrowings, and only in amounts not exceeding 10% of the value of the Fund's total assets as the Board may approve. In addition, the Fund will not pledge, mortgage or hypothecate its assets if the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of the Fund.

         The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. Unlike the current fundamental investment restriction on borrowing, the proposed restriction does not limit the purposes for which the Fund can borrow. In addition, the Fund's investment restriction on pledging, mortgaging or hypothecating its assets would be eliminated because the 1940 Act does not require this type of fundamental investment restriction. By so amending the investment restriction, the Fund would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of that Fund and its shareholders. As a general matter, however, Section 18 of the 1940 Act limits a fund's borrowings to not more than 33 1/3% of the fund's total assets (including the amount borrowed), which is greater than the Fund's current investment restriction of up to 5% of the value of the Fund's total assets.

          The proposed restriction would also permit the Fund to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Inter-Fund Lending and Borrowing Order, permitting the Fund to borrow money from other funds in Franklin Templeton Investments. The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

         Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

SUB-PROPOSAL 3H: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INDUSTRY CONCENTRATION.

         Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

     WHAT EFFECT WILL AMENDING THE CURRENT INDUSTRY CONCENTRATION RESTRICTION HAVE ON THE FUND?

         The proposed concentration restriction is substantially the same as the Fund's current restriction, except that (1) it modifies the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; and
(2) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

         The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, if Proposal 4 is approved, then the Fund's current fundamental investment restriction against investments in other investment companies will be eliminated. The proposed restriction on industry concentration will make explicit that such investments in other investment companies are exempt from the Fund's concentration restriction. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act, its Prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" SUB-PROPOSALS 3A-3H.

PROPOSAL 4:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS.

         The Fund's existing fundamental investment restrictions, together with those recommended to be eliminated, are detailed in EXHIBIT D, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED. " If the Fund's shareholders approve Proposal 4, the elimination of such investment restrictions of the Fund will be effective as of the date of the supplement to the Fund's SAI reflecting eliminate of such fundamental investment restrictions, which is anticipated to be shortly after the date of shareholder approval.

     WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

         Certain of the Fund's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. These restrictions include those relating to (1) investments in other investment companies; (2) purchasing securities on margin, engaging in short sales and purchasing and writing options; and (3) participation in joint trading accounts. The Fund's fundamental investment restrictions relating to illiquid and restricted securities and "letter" stocks do not represent current SEC Staff positions and are effectively limited by the Fund's non-fundamental Illiquid Securities Restriction.

         The other fundamental investment restrictions of the Fund were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, these fundamental restrictions are no longer required by law. As a result, the Fund is no longer legally required to adopt or maintain investment restrictions relating to (1) investments in oil and gas programs; (2) management ownership of portfolio securities; (3) investing for purposes of exercising control; (4) investments in companies with less than three years of continuous operation; and (5) warrants.

         Accordingly, the Investment Manager has recommended, and the Board has determined, that these ten restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the Restrictions would also enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goal and will enhance the Investment Manager's ability to manage the Fund's assets in a changing investment environment.

     WHICH TEN (10) RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

         The Fund currently is subject to ten Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. The exact language of the Restrictions has been included in EXHIBIT D, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED."

         INVESTMENT IN OTHER INVESTMENT COMPANIES

         The Fund's current fundamental investment restriction prohibits the Fund from investing in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization) and closed-end investment companies. This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

         Upon elimination of this restriction, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Fund has received an exemption from such restrictions. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. In addition, eliminating the Fund's current restriction on investments in other investment companies would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order (discussed in Sub-Proposal 3a above), since it contemplates relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

         OIL AND GAS PROGRAMS

         The Fund has a fundamental investment restriction that prohibits the Fund from investing in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs. The Fund's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

         MANAGEMENT OWNERSHIP OF SECURITIES

         The Fund's current fundamental investment restriction prohibits the Fund from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been pre-empted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Fund. Therefore, the Board is recommending that the restriction be eliminated.

         INVESTING FOR PURPOSES OF EXERCISING CONTROL

         The 1940 Act does not require, and applicable state law no longer requires, that the Fund adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. Because the Fund, as a diversified investment company, is already subject to certain limitations with respect to how much of a single issuer's voting securities it may acquire (and, if approved by shareholders, would be subject to the amended fundamental investment restriction regarding diversification of investments described in Sub-Proposal 3a above), the Board is recommending that this restriction be eliminated.

         PURCHASING SECURITIES ON MARGIN, ENGAGING IN SHORT SALES AND WRITING, BUYING OR SELLING OPTIONS

         The 1940 Act does not require the Fund to adopt a fundamental investment restriction regarding purchasing on margin, engaging in short sales, or writing, buying or selling options, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3e above). The Fund's current fundamental investment restrictions prohibits the Fund from (1) purchasing securities on margin; (2) engaging in short sales of securities; and (3) writing, buying or selling puts, calls, straddles or spreads.

         Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Fund to purchase securities on margin, engage in short sales and write, buy or sell puts, calls, straddles or spreads. Therefore, the Investment Manager does not anticipate that deleting the current restrictions will result in additional material risk to the Fund at this time.

         THREE YEARS OF CONTINUOUS OPERATION

         The Fund's current fundamental investment restriction relating to investments in newer companies limits the Fund's ability to invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years. This restriction was based upon state securities laws, which have been pre-empted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

         WARRANTS

         The Fund's fundamental investment restriction relating to warrants limits the Fund's investments in warrants to 5% of its total assets whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of the Fund's total assets which may be invested in warrants that are not listed on those exchanges. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. The Fund's fundamental investment restriction on warrants was based on state securities laws that have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

         ILLIQUID AND RESTRICTED SECURITIES

         The fundamental investment restriction on illiquid and restricted securities limits the Fund from investing more than 10% of its total assets in restricted securities, securities with a limited trading market (which the Fund may not be able to dispose of at the current market price) or those which are not otherwise readily marketable with readily available current market quotations. With some exceptions, such securities generally include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other contractual restrictions on resale (often referred to as "restricted securities"). To the extent that a restricted security is not readily marketable at a price that is approximately equal to the value placed on such assets by the Fund, these types of securities may be considered illiquid. The Fund's current fundamental investment restriction on investments in securities with a limited trading market was based upon state law restrictions on the purchase of unregistered securities, as well as an SEC Staff position relating to illiquid securities. The state law provision has been pre-empted by NSMIA and the SEC Staff, which does not require investment companies to adopt the position as a fundamental restriction, has subsequently amended its position to permit investment companies to invest up to 15% of their net assets in illiquid securities.

         The Fund remains subject to the limitations imposed by the SEC Staff on an open-end fund's ability to invest in illiquid securities. As a result of the proposed elimination of the Fund's current investment restrictions that relate to illiquid and restricted securities, the Board has adopted the non-fundamental Illiquid Securities Restriction. Thus, the Fund is already prohibited from investing more than 15% of its net assets in illiquid securities, including securities that are not readily marketable. The Board is therefore recommending that the current fundamental investment restrictions on illiquid and restricted securities be eliminated.

         "LETTER" STOCKS

         The Fund's fundamental investment restriction relating to "letter" stocks prohibits the Fund from investing in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement. As with other illiquid and restricted securities, discussed above, these types of securities may be illiquid to the extent that they are not readily marketable.

         This fundamental investment restriction is not required by the 1940 Act. Moreover, as described above, the Board has adopted the non-fundamental Illiquid Securities Restriction in recognition of the SEC Staff position on illiquid securities. Accordingly, the Board is recommending that the current fundamental investment restriction on "letter" stocks be eliminated.

         JOINT TRADING ACCOUNTS

         The Fund's fundamental investment restriction relating to joint trading accounts prohibits the Fund's participation on a joint or a joint and several basis in such an account. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 4.

? ADDITIONAL INFORMATION ABOUT THE FUND

         THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Investment Counsel, LLC, 500 East Broward Blvd., Fort Lauderdale, Floria 33394-3091. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

         Under an agreement with the Investment Manager, Franklin Templeton Investments (Asia) Limited ("Investments Asia"), 2701 Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong, is the Fund's sub-advisor. Investment Asia provides the Investment Manager with investment management advice and assistance.

         THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Fund's Investment Manager, sub-advisor, and principal underwriter. Pursuant to an administration agreement, FT Services provides certain administrative functions for the Fund.

         THE UNDERWRITER. The underwriter for the Fund is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

         THE TRANSFER AGENT. The transfer agent and dividend-paying agent for the Fund is Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

         THE CUSTODIAN. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

         PENDING LITIGATION. WOODBURY V. TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC. AND TEMPLETON INVESTMENT COUNSEL, LLC, Case 2003 L 001362, was filed on October 3, 2003 in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois. The lawsuit alleges various breaches of fiduciary duty with respect to the valuation of the Fund's portfolio securities. On November 14, 2003, the case was removed to the United States District Court for the Southern District of Illinois. Management strongly believes that the claims made in this action are without merit and intends vigorously to defend against this action.

         OTHER MATTERS. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2003 are available free of charge. To obtain a copy of this report, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

         SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

         PRINCIPAL SHAREHOLDERS. As of [January 20], 2004, the Fund had total net assets of $[____________] and a total of [____________] shares of common stock, $1.00 par value ("shares"), outstanding divided among four separate classes of shares as follows: [____________] Class A shares, [_____________] Class B shares, [____________] Class C shares and [____________] Advisor Class shares.

         From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of [January 20], 2004, the only other entities owning beneficially more than 5% of the outstanding shares of any class of the Fund were:

                                                                PERCENTAGE OF
                                                                 OUTSTANDING
                                        AMOUNT AND NATURE OF      SHARES OF
NAME AND ADDRESS      SHARE CLASS      BENEFICIAL OWNERSHIP     THE CLASS (%)
-------------------------------------------------------------------------------





       In addition, to the knowledge of the Fund management, as of [January 20], 2004, the Directors and officers of the Fund, as a group, owned of record and beneficially [____]% of the Fund's [Advisor] Class shares and less than 1% of the outstanding shares of the Fund in the aggregate and of any other class of the Fund.

         CONTACTING THE BOARD OF DIRECTORS. If a shareholder wishes to send a communication to the Board of Directors, such correspondence should be in writing and addressed to the Board of Directors at the Fund's offices. The correspondence will then be given to the Board for their review and consideration.

? AUDIT COMMITTEE

         AUDIT COMMITTEE AND INDEPENDENT AUDITORS. The Fund's Audit Committee is responsible for the selection of the Fund's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Audit Committee consists of [Andrew H. Hines, Jr. and Fred R. Millsaps (Chairman)], who are Independent Directors.

         SELECTION OF INDEPENDENT AUDITORS. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

         AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002.

         AUDIT-RELATED FEES. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The services for which these fees ________ were paid included [the review of semi-annual reports to shareholders].

         [In addition, the Audit Committee pre-approves PwC's engagement for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002.] [None of the above services were provided pursuant to the DE MINIMIS exception of the auditor independence standards.]

         TAX FEES. The aggregate fees paid to PwC for professional services rendered by PwC for tax compliance, tax advice and tax planning were $[____________] for the fiscal year ended August 31, 2003 and $[____________]
for the fiscal year ended August 31, 2002. The services for which these fees were paid included [________________________________________________].

         [In addition, the Audit Committee pre-approves PwC's engagements for tax services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements related directly to the operations and financial reporting of the Fund. The fees for these services were $[____________] for the fiscal year ended August 31, 2003 and $[____________]
for the fiscal year ended August 31, 2002.] [None of the above services were provided pursuant to the DE MINIMIS exception of the auditor independence standards.]

         ALL OTHER FEES. The aggregate fees billed for products and services provided by PwC, other than the services reported above, were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The services for which these fees were paid included [_________________________________________________________].

         [In addition, the Audit Committee pre-approves PwC's engagements for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $[____________] for the fiscal year ended August 31, 2003 and $[____________]
for the fiscal year ended August 31, 2002.] [None of the above services were provided pursuant to the DE MINIMIS exception of the auditor independence standards.]

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. [As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.]

         AGGREGATE NON-AUDIT FEES. [The aggregate non-audit fees billed by PwC for services rendered to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $[____________] for the fiscal year ended August 31, 2003 and $[____________] for the fiscal year ended August 31, 2002. The Audit Committee has determined that the provision of non-audit services to the Investment Manager, and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund, that were not pre-approved by the Audit Committee is compatible with maintaining the independence of PwC.]

?  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

         SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged [___________], a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $___________ to $___________, including out-of-pocket expenses. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic or other means of communications. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from [___________], asking you to vote. The Fund does not reimburse Directors and officers of the Fund or regular employees and agents of the Investment Manager involved in the solicitation of proxies.

         VOTING BY BROKER DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Fund understands that the broker-dealers may vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

         QUORUM. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

         METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the majority of the votes cast at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, requires the affirmative vote of a majority of the Fund's outstanding shares. Proposal 3, to approve amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and Proposal 4, to approve the elimination of certain of the Fund's fundamental investment restrictions, each require the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

         Abstentions and broker non-votes will be treated as votes present at the Meeting but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a majority of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2, Sub-Proposals 3a-3h, and Proposal 4.

         ADJOURNMENT. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of such Meeting, may adjourn the Meeting without determining the date of the new Meeting or from time to time, without further notice, to a date not more than 120 days after the original record date to permit further solicitation of proxies or for other reasons consistent with Maryland law and the Fund's Articles of Incorporation, as amended, and By-Laws, as amended and restated. Any business that might have been transacted at the Meeting originally called may be transacted at such adjourned Meeting at which a quorum is present. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

         SHAREHOLDER PROPOSALS. Neither the Fund nor the DE Fund is required, and they do not intend, to hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders' meeting should send their written proposals to the offices of the Fund or the DE Fund, as applicable, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary, so they are received within a reasonable time before any such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

         Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's or the DE Fund's, as applicable, proxy statement or presented at the meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                        By Order of the Board of Directors,

                                        Barbara J. Green
                                        Secretary

 [_________ __], 2004




                                                              EXHIBIT A

                          NOMINATING COMMITTEE CHARTER

I.  THE COMMITTEE.

       The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  BOARD NOMINATIONS AND FUNCTIONS.

            1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment managers or service providers.

            2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

            3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

            4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.  COMMITTEE NOMINATIONS AND FUNCTIONS.

            1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

            2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

            3. The Committee shall, on an annual basis, review the performance of the Disinterested Board members.

IV. OTHER POWERS AND RESPONSIBILITIES.

            1. The Committee shall meet at least [twice] each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

            2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

            3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

            4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

            5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.




PAGE

                                                                   EXHIBIT B

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION
            BETWEEN TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC. AND
                    TEMPLETON GLOBAL SMALLER COMPANIES FUND


                  This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ________, 2004 by and between TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC., a Maryland corporation (the "Fund"), and TEMPLETON GLOBAL SMALLER COMPANIES FUND, a Delaware statutory trust (the "Trust") (the Fund and the Trust are hereinafter collectively referred to as the "parties").

                  In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

         1. PLAN OF REORGANIZATION.

                  (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Fund's then-existing assets (the "Assets"). In consideration thereof, the Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the Trust, equal in number to the number of full and fractional shares of the corresponding class of shares of common stock, $0.20 par value per share, of the Fund outstanding at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Fund shall distribute to the Fund's shareholders the shares of the Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the "Board of Directors") authorizing the transactions contemplated by this Agreement.

                  (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the Trust equal to the number of full and fractional shares of common stock such shareholder holds in the corresponding class of the Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of the Trust shall be deemed to be the same as the net asset value per share of each corresponding class of shares of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of a class of the Fund will be deemed to represent the same number of shares of the corresponding class of the Trust. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Shareholders of the Fund will have the right to deliver their share certificates of the Fund to the Trust in exchange for share certificates of the Trust. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

                  (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

                  (d) The expenses of entering into and carrying out this Agreement will be borne by the Fund to the extent not paid by its investment manager.

         2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

                  The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the Trust in exchange for the assumption and payment, when due, by the Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization"). Solely for purposes of subsection (a) above, the effectiveness of one or more post-effective amendments to the Fund's Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

         3.  CONDITIONS PRECEDENT.

                  The obligations of the Fund and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

                  (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

                  (b) (i) One or more post-effective amendments to the Fund's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Directors to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

                  (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the shareholders of the Fund or the Trust;

                  (d) The Fund shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware;
(ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

                  (e) The Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Fund is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; (ii) the Fund is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

                  (f) The shares of the Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust of the shares contemplated by this Agreement to be consummated;

                  (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Fund;

                  (h) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each class of the Trust, to:

                           (1)  Elect as Trustees of the Trust the following
individuals: Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday Charles B. Johnson, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson, and Constantine D. Tseretopoulos;

                           (2)  Approve an Investment Management Agreement
between Templeton Investment Counsel, LLC ("TICL") and the Trust which is substantially identical to the then-current Investment Management Agreement, as amended and restated to date, between TICL and the Fund; and

                           (3)  Approve a Sub-Advisory Agreement between
TICL and Franklin Templeton Investments (Asia) Limited ("FTIA") which is substantially identical to the then-current Sub-Advisory Agreement between TICL and FTIA;

                  (i) The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

                           (1) Approval of the Investment Management Agreement
described in paragraph (h)(2) of this Section 3 between TICL and the Trust;

                           (2) Approval of the Sub-Advisory Agreement described
in paragraph (h)(3) of this Section 3 hereof between TICL and FTIA;

                           (3) Approval of the assignment to the Trust of the
Restated Custody Agreement, dated June 1, 1984, as amended and restated to date, between The Chase Manhattan Bank, N.A. (now JP Morgan Chase Bank), and the Fund;

                           (4) Selection of PricewaterhouseCoopers LLP as
the Trust's independent auditors for the fiscal year ending August 31, 2004;

                           (5)  Approval of a Fund Administration Agreement
between the Trust and Franklin Templeton Services, LLC;

                           (6)  Approval of a Distribution Agreement
between the Trust and Franklin/Templeton Distributors, Inc.;

                           (7)  Approval of a Form of Dealer Agreement
between the Trust and Franklin/Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement, dated May 15, 1998;

                           (8) Approval of the following Distribution Plans by
the Trust pursuant to Rule 12b-1 under the 1940 Act: (a) Class A Distribution Plan pursuant to Rule 12b-1; (b) Class B Distribution Plan pursuant to Rule 12b-1; (c) Class C Distribution Plan pursuant to Rule 12b-1; and (d) Multiple Class Plan pursuant to Rule 18f-3;

                           (9)  Approval of a Transfer Agent and Shareholder
Services Agreement between the Trust and Franklin Templeton Investor Services, LLC;

                           (10) Approval of the assignment to the Trust of
the Sub-Transfer Agent Services Agreement between Franklin Templeton Investor Services, LLC, The Shareholder Services Group, Inc. and the Fund;

                           (11) Approval of the assignment to the Trust of the
Sub-Accounting Services Agreement among Franklin Templeton Investor Services, LLC, Financial Data Services, Inc., Merrill Lynch, Pierce, Fenner and Smith Inc. and the Fund;

                           (12) Authorization of the issuance by the Trust,
prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of the Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3;

                           (13) Submission of the matters referred to in
paragraph (h) of this Section 3 to the Fund as sole shareholder of each class of the Trust; and

                           (14) Authorization of the issuance and delivery by
the Trust of shares of the Trust on the Effective Date of the Reorganization and the assumption by the Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

         At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed by the Board of Directors if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund under this Agreement.

        4.        DISSOLUTION OF THE COMPANY.

                  Promptly following the consummation of the distribution of each class of shares of the Trust to holders of the corresponding class of shares of the Fund under this Agreement, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

         5.       TERMINATION.

                  The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

         6.       ENTIRE AGREEMENT.

                  This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

         7.       FURTHER ASSURANCES.

                  The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         8.       COUNTERPARTS.

                  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         9.       GOVERNING LAW.

                This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                  IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                   TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC. (a Maryland corporation)

Attest:

By ____________________________           By ____________________________
   Name:                                     Name:
   Title:                                    Title:

                                   TEMPLETON GLOBAL SMALLER COMPANIES FUND,
                                   (a Delaware statutory trust)

Attest:

By ____________________________           By ____________________________
   Name:                                     Name:
   Title:                                    Title:




PAGE



                                  EXHIBIT C

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                The Law Governing Delaware Statutory Trusts and
        The Charter Documents of Templeton Global Smaller Companies Fund
                                 Under Such Law

                                     With

                   The Law Governing Maryland Corporations and
     The Charter Documents of Templeton Global Smaller Companies Fund, Inc.
                                 Under Such Law

                    DELAWARE STATUTORY TRUST                   MARYLAND CORPORATION
                    ------------------------                   --------------------
GOVERNING          A Delaware statutory trust (a           A Maryland corporation is created
DOCUMENTS/         "DST") is formed by a governing         by filing articles of incorporation
GOVERNING          instrument and the filing of a          with the Maryland State Department
BODY               certificate of trust with the           of Assessments and Taxation ("MSDAT").
                   Delaware Secretary of State             The Maryland law governing corporations
                   ("Secretary of State"). The             is referred to in this analysis as
                   Delaware law governing a DST is         "Maryland Law."
                   referred to in this analysis as
                   the "Delaware Act."                     A corporation is incorporated under
                                                           Maryland Law. A corporation's
                   A DST is an unincorporated              operations are governed by its
                   association organized under the         charter and by-laws, and its
                   Delaware Act whose operations are       business and affairs are managed by
                   governed by its governing               or under the direction of a board of
                   instrument (which may consist of        directors (the "board" or "board of
                   one or more instruments). Its           directors" or collectively, the
                   business and affairs are managed        "directors"). No public filing of the
                   by or under the direction of one        by-laws is required.
                   or more trustees.

                   If a DST is, becomes, or will
                   become prior to or within 180 days
                   following its first issuance of
                   beneficial interests, a registered
                   investment company under the
                   Investment Company Act of 1940,
                   as amended (the "1940 Act"), such
                   DST is not required to have a
                   trustee who is a resident of
                   Delaware or who has a principal
                   place of business in Delaware
                   provided that notice that the
                   DST is or will become an invest-
                   ment company is set forth in the
                   DST's certificate of trust and
                   the DST has a registered office
                   and a registered agent for service
                   of process in Delaware.

                   The governing instrument for the        Templeton Global Smaller Companies
                   DST, Templeton Global Smaller           Fund, Inc., a Maryland corporation,
                   Companies Fund (the "Trust"),           is referred to in this analysis
                   is comprised of an agreement            as the "Corporation." The
                   and declaration of trust                Corporation is governed by its
                   ("Declaration") and by-laws             Articles of Incorporation, as amended
                   ("By-Laws"). The Trust's                and supplemented ("Charter") and by-laws
                   governing body is a board of            ("By-Laws") and the Corporation's
                   trustees (the "board" or "board         governing body is a board of directors.
                   of trustees" or collectively,
                   of "trustees").


PAGE




                    DELAWARE STATUTORY TRUST                   MARYLAND CORPORATION
                    ------------------------                   --------------------

                   Each trustee of the Trust shall         Directors of the Corporation are
                   hold office for the lifetime of         elected at an annual meeting of the
                   the Trust or until such trustee's       stockholders, if held, and each
                   earlier death, resignation, removal     director is elected to serve for one
                   or inability otherwise to serve, or,    year and until his or her successor
                   if sooner than any such events, until   shall be elected and shall qualify or
                   the next meeting of shareholders        until his or her earlier death,
                   called for the purpose of electing      resignation or removal.
                   trustees orconsent of shareholders
                   in lieu thereof for the election of
                   trustees, and until the election and
                   qualification of his or her successor.

DESIGNATION OF     Under the Delaware Act, the             Equity securities of a corporation
OWNERSHIP          ownership interests in a DST are        are generally denominated as shares
SHARES             denominated as "beneficial              of stock. Record owners of shares
OR INTERESTS       interests" and are held by              of stock are stockholders.
                   "beneficial owners." However,           Generally, equity securities that
                   there is flexibility as to how a        have voting rights and are entitled
                   governing instrument refers to          to the residual assets of the
                   "beneficial interests" and              corporation, after payment of
                   "beneficial owners" and the             liabilities, are referred to as
                   governing instrument may identify       "common stock."
                   "beneficial interests" and
                   "beneficial owners" as "shares"
                   and "shareholders," respectively.

                   The Trust's beneficial interests,       The Corporation's equity securities
                   without par value, are designated as    are shares of common stock, par
                   "shares" and its beneficial owners      value $0.20 per share, and the
                   are designated as "shareholders."       owners of such stock are
                   This analysis will use the "share"      "stockholders."
                   and "shareholder" terminology.

SERIES             Under the Delaware Act, the             The Maryland Law permits a
AND                governing instrument may provide        corporation to issue one or more
CLASSES            for classes, groups or series of        series and classes of stock. If the
                   shares, shareholders or trustees,       stock is to be divided into series or
                   having such relative rights, powers     classes, the charter must describe
                   and duties as set forth in the          each series and class, including any
                   governing instrument. Such series,      preferences, conversion or other
                   classes or groups may be described      rights, voting powers, restrictions,
                   in the DST's governing instrument       limitations as to dividends,
                   or in resolutions adopted by its        qualifications and terms or
                   trustees. No state filing is            conditions of redemption among
                   necessary and, unless required          such classes and series. To change
                   by the governing instrument,            the terms of an existing series or
                   shareholder approval is not needed.     class or create a new series or class,
                   Except to the extent otherwise          the charter must be amended.
                   provided in the governing instrument    Generally, amendments to the
                   of a DST, where the DST is a            charter must receive board and
                   registered dinvestment company under    stockholder approval.
                   the 1940 Act, any class, group or
                   series of shares established by the     Under Maryland Law, the charter
                   governing instrument shall be a         may also authorize the board to
                   class, group or series preferred as     classify or reclassify any unissued
                   to distributions or dividends over      stock from time to time, without
                   all other classes, groups or series     stockholder approval, by setting or
                   with respect to assets specifically     changing the preferences,
                   allocated to such class, group or       conversion or other rights, voting
                   series as contemplated by Section       powers, restrictions, limitations as
                   18 (or any amendment or successor       to dividends, qualifications, or
                   provision) of the 1940 Act and any      terms and conditions of redemption,
                   regulations issued thereunder.          by filing articles supplementary to
                                                           the charter with the MSDAT.

                   The Declaration authorizes the          The Charter authorizes the board,
                   board of trustees to divide the         subject to any applicable provisions
                   Trust's shares into separate and        of the 1940 Act, to classify or to
                   distinct series and to divide a         reclassify, from time to time, and
                   series into separate classes of         unissued shares of stock of the
                   shares as permitted by the Delaware     Corporation, by setting, changing or

PAGE




                    DELAWARE STATUTORY TRUST                   MARYLAND CORPORATION
                    ------------------------                   --------------------

                   Act. Such series and classes will       eliminating the preference, conversion
                   have the rights, powers and duties      or rights, voting powers, restrictions
                   set forth in the Declaration unless     or limitations as to dividends, and
                   otherwise provided in resolutions of    qualifications or terms and conditions
                   the board with respect to such series   of or rights to require redemption of
                   or class. The board of trustees may     the stock and pursuant to such
                   classify or reclassify any unissued     classification, or reclassification,
                   shares or any shares of the Trust or    to increase or decrease the number
                   any series or class, that were          of authorized shares but the number
                   previously issued and are               of shares of any class shall not be
                   reacquired, into one or more series     reduced by the board below the number
                   or classes that may be established      of shares outstanding.
                   and designated from time to time.

                   The Declaration provides that the       The Charter provides that, at such
                   establishment and designation of        times as may be determined by the
                   any series or class shall be            board (or with the authorization of
                   effective, without the requirement      the board, the officers of the
                   of shareholder approval, upon the       Corporation) in accordance with the
                   adoption of a resolution by not less    1940 Act, including Rule 18f-3
                   than a majority of the then board of    thereunder, and applicable rules and
                   trustees, which resolution shall set    regulations of the National
                   forth such establishment and            Association of Securities Dealers,
                   designation and may provide, to the     Inc., and reflected in the
                   extent permitted by the Delaware        Corporation's registration statement
                   Act, for rights, powers and duties of   Class B shares may be converted
                   such series or class (including         automatically into Class A shares based
                   variations in the relative rights and   on the relative net asset values of
                   preferences as between the different    such classes at the time of conversion,
                   series and classes) otherwise than      subject, however, to any conditions of
                   as provided in the Declaration. The     conversion that may be imposed by
                   board of trustees has approved          the board (or with the authorization
                   resolutions that provide the            of the board, the officers of the
                   shareholders of each series and         Corporation) and reflected in the
                   class of the Trust with the same        registration statement.
                   conversion rights, and subject to
                   the same conditions of conversion,
                   as the shareholders of the
                   corresponding series and class of
                   the Corporation.

                   ASSETS AND LIABILITIES                  ASSETS AND LIABILITIES
                   The Declaration also provides that      The Charter also provides that the
                   each series of the Trust shall be       allocation of investment income,
                   separate and distinct from any other    realized and unrealized capital gains
                   series of the Trust, shall maintain     and losses, and expenses and
                   separate and distinct records on the    liabilities of the Corporation
                   books of the Trust, and shall hold      among the classes of the Corporation's
                   and account for the assets and          shares and the determination of their
                   liabilities belonging to any such       respective net asset values and rights
                   series separately from the assets and   upon liquidation  or dissolution
                   liabilities of the Trust or any other   of the Corporation shall be
                   series. Each class of a series shall    determined conclusively by the
                   be separate and distinct from any       board in a manner that is consistent
                   other class of the series. If any       with Rule 18f-3 of the 1940 Act and
                   assets or liabilities which are not     any existing or future amendment to
                   readily identifiable as assets or       that rule or any rule or interpretation
                   liabilities of a particular series,     under the 1940 Act that modifies, is
                   then the board of trustees, or an       an authorized alternative to, or
                   appropriate officer as determined       supersedes that rule.
                   by the board of trustees, shall
                   allocate such assets or liabilities
                   to, between or among any one or more
                   of the series in such manner and on
                   such basis as the board of trustees,
                   in its sole discretion, deems fair and
                   equitable. Each such allocation by
                   or under the direction of the board
                   of trustees shall be conclusive and
                   binding upon the shareholders of all
                   series for all purposes. Liabilities,
                   debts, obligations, costs, charges,
                   reserves and expenses related to the
                   distribution of, and other identified
                   expenses that should properly be
                   allocated to, the shares of a
                   particular class may be charged to


PAGE




                    DELAWARE STATUTORY TRUST                   MARYLAND CORPORATION
                    ------------------------                   --------------------

                   and borne solely by such class. The
                   bearing of expenses solely by a
                   particular class of shares may be
                   appropriately reflected in (in a
                   manner determined by the board of
                   trustees), and may affect the net
                   asset value attributable to, and the
                   dividend, redemption and
                   liquidation rights of, such class.
                   Each allocation of liabilities, debts,
                   obligations, costs, charges, reserves
                   and expenses by or under the
                   direction of the board of trustees
                   shall be conclusive and binding
                   upon the shareholders of all classes
                   for all purposes.

                   DIVIDENDS AND DISTRIBUTIONS             DIVIDENDS AND DISTRIBUTIONS
                   The Declaration provides that no        The Charter provides that the
                   dividend or distribution including,     dividends and distributions of
                   without limitation, any distribution    investment income and capital
                   paid upon dissolution of the Trust      gains with respect to each class of the
                   or of any series, nor any redemption    stock of the Corporation shall be in such
                   of, the shares of any series or class   amount as may be declared from time to
                   of such series shall be effected by     time by the board, and such dividends
                   the Trust other than from the assets    and distributions may vary from class
                   held with respect to such series,       to class to reflect differing allocations
                   nor, except as specifically provided    of the expenses of the Corporation among
                   in the Declaration, shall any           the classes, and any resultant difference
                   shareholder of any particular series    among the net asset value per share
                   otherwise have any right or claim       of the classes, to such extent and for
                   against the assets held with respect    such purposes as the board may deem
                   to any other series or the Trust        appropriate.
                   generally except, in the case of a
                   right or claim against the assets       The By-Laws provide that dividends
                   held with respect to any other          upon the capital stock of the Corporation,
                   series, to the extent that such         subject to the provisions of the Charter,
                   shareholder has such a right or         may be declared by the board at any
                   claim under the Declaration as a        regular or special meeting, pursuant to
                   shareholder of such other series.       law. Before payment of any dividend,
                   The shareholders of the Trust or        there may be set aside out of the net
                   any series or class, if any, shall      profits of the Corporation available
                   be entitled to receive dividends        for dividends such sum or sums as
                   and distributions when, if and as       the board from time to time in its
                   declared by the board of trustees,      absolute discretion thinks proper
                   provided that with respect to           as a reserve fund to meet
                   classes, such dividends and             contingencies, or for equalizing
                   distributions shall comply with the     dividends, or for repairing or
                   1940 Act. The right of shareholders     maintaining any property of the
                   to receive dividends or other           Corporation, or for such other
                   distributions on shares of any          purpose as the board shall think
                   class may be set forth in a plan        conducive to the interests of the
                   adopted by the board of trustees        Corporation, and the board may
                   and amended from time to time           modify or abolish any such reserve
                   pursuant to the 1940 Act.               in the manner in which it was
                                                           created.
                   No share shall have any priority or
                   preference over any other share of
                   the same series with respect to
                   dividends or distributions paid in
                   the ordinary course of business or
                   distributions upon dissolution of
                   the Trust or of such series made
                   pursuant to the provisions of the
                   Declaration; provided however, that
                   if the shares of a series are divided
                   into classes, no share of a particular
                   class shall have any priority or
                   preference over any other share of
                   the same class with respect to
                   dividends or distributions paid in
                   the ordinary course of business or
                   distributions upon dissolution of
                   the Trust or of such series made

PAGE




                    DELAWARE STATUTORY TRUST                   MARYLAND CORPORATION
                    ------------------------                   --------------------

                   pursuant to the provisions of the
                   Declaration. All dividends and
                   distributions shall be made ratably
                   among all shareholders of the Trust
                   or a particular series from the
                   property of the Trust held with
                   respect to the Trust or such series;
                   provided however, that if the shares
                   of a series are divided into classes,
                   all dividends and distributions from
                   the property of the Trust held with
                   respect to such series shall be
                   distributed to each class of such
                   series according to the net asset
                   value computed for such class and
                   within such particular class, shall
                   be distributed ratably to the
                   shareholders of such class

                   Dividends may be paid in cash or in
                   kind. Before payment of any
                   dividend there may be set aside out
                   of any funds of the Trust, or the
                   applicable series, available for
                   dividends such sum or sums as the
                   board of trustees may from time to
                   time, in its absolute discretion,
                   think proper as a reserve fund
                   to meet contingencies, or for
                   equalizing dividends, or for
                   repairing or maintaining any
                   property of the Trust, or any
                   series, or for such other lawful
                   purpose as the board of trustees
                   shall deem to be in the best
                   interests of the Trust, or the
                   applicable series, as the case
                   may be, and the board of trustees
                   may abolish any such reserve in
                   the manner in which it was created.

AMENDMENTS TO      The Delaware Act provides broad         Under Maryland Law, amendments
GOVERNING          flexibility as to the manner of         to the charter must generally be
DOCUMENTS          amending and/or restating the           approved by the board and by the
                   governing instrument of a DST.          affirmative vote of two-thirds of all
                   Amendments to the Declaration that      votes entitled to be cast (unless the
                   do not change the information in        charter permits amendment by a
                   the DST's certificate of trust are      higher or lesser proportion of the
                   not required to be filed with the       voting stock, but not less than a
                   Secretary of State.                     majority of the shares outstanding).

                   DECLARATION OF TRUST                    CHARTER
                   The Declaration may be restated         The Charter provides that the
                   and/or amended at any time by a         Charter may be amended, altered,
                   written instrument signed by a          repealed, or added (including any amendment
                   majority of the board of trustees       which changes the terms of any of the
                   and, if required by the Declaration,    outstanding stock by classification,
                   the 1940 Act or any securities          reclassification or otherwise) to
                   exchange on which outstanding           upon the vote of the holders of a
                   shares are listed for trading, by       majority of the  shares outstanding
                   approval of such amendment by the       and entitled to  vote thereon.
                   shareholders, by the affirmative
                   "vote of a majority of the
                   outstanding voting securities" (as
                   defined in the 1940 Act) of the
                   Trust entitled to vote at a
                   shareholders' meeting at which a
                   quorum is present, subject to
                   Article III, Section 6 of the
                   Declaration relating to voting by
                   series and classes.

PAGE




                    DELAWARE STATUTORY TRUST                   MARYLAND CORPORATION
                    ------------------------                   --------------------

                   BY-LAWS                                 BY-LAWS
                   The By-Laws may be amended,             Under Maryland Law, after the
                   restated or repealed or new By-         organizational meeting, the power
                   Laws may be adopted by the              to adopt, alter or repeal the by-laws
                   affirmative vote of a majority of the   is vested in the stockholders, except
                   outstanding shares entitled to vote.    to the extent that the charter or by-
                   The By-Laws may also be amended,        laws vest such power in the board.
                   restated or repealed or new By-Laws
                   may be adopted by the board of          The By-Laws may be adopted,
                   trustees, by a vote of a majority       amended or repealed by "vote of
                   of the trustees present at a meeting    the holders of a majority of the
                   at which a quorum ispresent.            [Corporation's] stock" (as defined
                                                           in the 1940 Act) at any annual or special
                   CERTIFICATE OF TRUST                    meeting of the stockholders at which a
                   Pursuant to the Declaration,            quorum is present or represented, provided
                   amendments and/or restatements of       notice of the proposed amendment shall have
                   the certificate of trust shall be       been contained in the notice of the meeting.
                   made at any time by the board of        Directors may adopt, amend or repeal By-Laws
                   trustees, without approval of the       (which is not inconsistent with any By-Law
                   shareholders, to correct any            adopted, amended or repealed by
                   inaccuracy contained therein. Any       stockholders) by majority vote of
                   such amendments/restatements of         all of the directors in office at any
                   the certificate of trust must be        regular meeting, or at any special meeting,
                   executed by at least one (1)            in accordance with applicable law.
                   trustee and filed with the Secretary
                   of State in order to become effective.

PREEMPTIVE         Under the Delaware Act, a               Under Maryland Law, a
RIGHTS AND         governing instrument may contain        stockholder does not have
REDEMPTION         any provision relating to the           preemptive rights unless the charter
OF SHARES          rights, duties and obligations of       expressly grants such rights.
                   the shareholders. Unless otherwise
                   provided in the governing
                   instrument, a shareholder shall have
                   no preemptive right to subscribe to
                   any additional issue of shares or
                   another interest in a DST.

                   The Declaration provides that no        The Corporation does not provide
                   shareholder shall have the              stockholders with preemptive
                   preemptive or other right to            rights.
                   subscribe for new or additional
                   shares or other securities issued by
                   the Trust or any series thereof.

                   Unless otherwise provided in the        The Charter provides stockholders
                   Trust's prospectus relating to the      the right to require the Corporation
                   outstanding shares, as such             to redeem outstanding shares
                   prospectus may be amended from          offered by the stockholder upon the
                   time to time, the Trust shall           stockholder's compliance with
                   purchase the outstanding shares         procedures set forth in the Charter.
                   offered by any shareholder for          The Corporation shall pay the net
                   redemption upon such shareholder's      asset value of such shares, less any
                   compliance with the procedures set      redemption fee fixed by the board
                   forth in the Declaration and/or such    and payable to the Corporation not
                   other procedures as the board may       exceeding 1% of the net asset value
                   authorize. The Trust shall pay the      of the shares redeemed. However,
                   net asset value for such outstanding    the board may suspend
                   shares, subject to certain reductions   stockholders' redemption rights
                   for fees and sales charges, in          when permitted or required to do so
                   accordance with the Declaration,        by the 1940 Act. The Corporation
                   the By-Laws, the 1940 Act and           may pay a redeeming stockholder in
                   other applicable law. The Trust's       portfolio securities of the
                   payments for such outstanding           Corporation and/or cash, as the
                   shares shall be made in cash, but       board deems advisable, but
                   may, at the option of the board of      stockholders do not have the right
                   trustees or an authorized officer,      to require that the shares be
                   be made in kind or partially in cash    redeemed in kind. In addition, the
                   and partially in kind. In addition,     board may cause the Corporation to
                   at the option of the board of           redeem the shares held in any
                   trustees, the Trust may, from time      account if the aggregate net asset
                   to time, without the vote of the        value of such shares (taken at cost
                   shareholders, but subject to the        or value, as determined by the


PAGE




                    DELAWARE STATUTORY TRUST                   MARYLAND CORPORATION
                    ------------------------                   --------------------

                   1940 Act, redeem outstanding            board) is less than such amount as
                   shares or authorize the closing of      the board may fix and, upon notice,
                   any shareholder account, subject to     the stockholder, with such other
                   such conditions as may be               terms and conditions as  may be fixed
                   established by the board of trustees.   by the board, subject to the 1940 Act.

DISSOLUTION        The Trust shall be dissolved upon        See VOTING RIGHTS, MEETINGS,
AND                the first to occur of the following:     NOTICE, QUORUM, RECORD DATES AND
TEREMINATION       (i) upon the vote of the holders of a    PROXIES--STOCKHOLDER VOTE for the
EVENTS             majority of the outstanding shares       Maryland Law as to the stockholder
                   of the Trust entitled to vote; (ii)      vote required to voluntarily dissolve
                   at the discretion of the board of        a corporation.
                   trustees at any time there are no
                   shares outstanding of the Trust;         Depending on the grounds for
                   (iii) upon the sale, conveyance and      involuntary dissolution, under
                   transfer of all of the assets of the     Maryland Law (i) stockholders
                   Trust to another entity; or (iv)         entitled to cast at least 25% of all
                   upon the occurrence of a dissolution     the votes entitled to be cast in the
                   or termination event pursuant to any     election of directors; (ii) any
                   provision of the Delaware Act.           stockholder entitled to vote in the
                                                            election of directors; or (iii) any
                   A particular series shall be             stockholder or creditor of the
                   dissolved upon the first to occur of     corporation, may petition a court of
                   the following: (i) upon the vote of      equity to dissolve the corporation.
                   the holders of a majority of the
                   outstanding shares of that series
                   entitled to vote; (ii) at the discretion
                   of the board of trustees at any time
                   there are no shares outstanding of
                   that series; or (iii) upon any event
                   that causes the dissolution of the
                   Trust.

                   A particular class shall be
                   terminated upon the first to occur of
                   the following: (i) upon the vote of
                   the holders of a majority of the
                   outstanding shares of that class
                   entitled to vote; (ii) at the discretion of the board of trustees at any time there are no shares outstanding of that class; or (iii) upon the dissolution of the series of which the class is a part.

LIQUIDATION UPON   Under the Delaware Act, a DST            Under Maryland Law, a corporation
DISSOLUTION OR     that has dissolved shall first pay       that has voluntarily dissolved shall
TERMINATION        or make reasonable provision to pay      pay, satisfy and discharge the
                   all known claims and obligations,        existing debts and obligations of the
                   including those that are contingent,     corporation, including necessary
                   conditional and unmatured, and all       expenses of liquidation, before
                   known claims and obligations for         distributing the remaining assets to
                   which the claimant is unknown. Any       the stockholders.
                   remaining assets shall be distributed
                   to the shareholders or as otherwise
                   provided in the governing instrument.

                   Under the Delaware Act, a series that
                   has dissolved shall first pay or make
                   reasonable provision to pay all known
                   claims and obligations of the series,
                   including those that are contingent,
                   conditional and unmatured, and all
                   known claims and obligations of the
                   series for which the claimant is
                   unknown.  Any remaining assets of
                   the series shall be distributed to
                   the shareholders of such series or
                   as otherwise provided in the governing
                   instrument.


                                      C-7
PAGE


                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------

                   The Declaration provides that any
                   remaining assets of the dissolved
                   Trust and/or each series thereof (or
                   the particular dissolved series, as
                   the case may be) shall be distributed
                   to the shareholders of the Trust
                   and/or each series thereof (or the
                   particular dissolved series, as the
                   case may be) ratably according to
                   the number of outstanding shares
                   of the Trust and/or such series
                   thereof (or the particular dissolved
                   series, as the case may be) held of
                   record by the several shareholders
                   on the date for such dissolution
                   distribution; provided, however,
                   that if the outstanding shares of
                   a series are divided into classes,
                   any remaining assets held with
                   respect to such series shall be
                   distributed to each class of such
                   series according to the net asset
                   value computed for such class and
                   within such particular class, shall
                   be distributed ratably to the
                   shareholders of such class
                   according to the number of
                   outstanding shares of such class
                   held of record by the several
                   shareholders on the date for such
                   dissolution distribution.

VOTING RIGHTS,     Under the Delaware Act, the
MEETINGS, NOTICE,  governing instrument may set forth
QUORUM, RECORD     any provision relating to trustee and
DATES AND          shareholder voting rights, including
PROXIES            the withholding of such rights from
                   certain trustees or shareholders. If
                   voting rights are granted, the
                   governing instrument may contain
                   any provision relating to meetings,
                   notice requirements, written
                   consents, record dates, quorum
                   requirements, voting by proxy and
                   any other matter pertaining to the
                   exercise of voting rights. The
                   governing instrument may also
                   provide for the establishment of
                   record dates for allocations and
                   distributions by the DST.

                   ONE VOTE PER SHARE                      ONE VOTE PER SHARE
                   Subject to Article III, Section 6 of    Under Maryland Law, unless a
                   the Declaration relating to voting by   corporation's charter provides for a
                   series and classes, the Declaration     greater or lesser number of votes
                   provides that each outstanding          per share, or limits or denies voting
                   share is entitled to one vote and       rights, each outstanding share of
                   each outstanding fractional share       stock is entitled to one vote on each
                   is entitled to a fractional vote.       matter submitted to a vote at a
                                                           meeting of stockholders. A
                   VOTING BY SERIES OR CLASS               corporation may issue fractional
                   In addition, the Declaration pro-       shares of stock.
                   vides that all outstanding shares
                   of the Trust entitled to vote on a      The Charter provides that each
                   matter shall vote on the matter,        outstanding share of stock is
                   separately by series and, if            entitled to one vote and each
                   applicable, by class, PROVIDED THAT:    outstanding fractional share of
                   (1) where the 1940 Act requires all     stock is entitled to a fractional
                   outstanding shares of the Trust to      vote, subject to Maryland Law and
                   be voted in the aggregate without       1940 Act requirements regarding
                   differentiation between the separate    voting by class.
                   series or classes, then all of the
                   Trust's outstanding shares shall
                   vote in the aggregate; and (2) if any
                   matter affects only the interests of
                   some but not all series or classes,


                                      C-8
PAGE


                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------

                   then only the shareholders of such
                   affected series or classes shall be
                   entitled to vote on the matter.

                   SHAREHOLDERS' MEETINGS                  STOCKHOLDERS' MEETINGS
                   The Delaware Act does not mandate       Under Maryland Law, every
                   annual shareholders' meetings.          corporation must hold an annual
                                                           stockholders' meeting to elect
                                                           directors and transact other
                                                           business, except that the charter or
                                                           by-laws of a corporation registered
                                                           under the 1940 Act may provide
                                                           that an annual meeting is not
                                                           required in any year in which the
                                                           election of directors is not required
                                                           by the 1940 Act. Maryland Law
                                                           authorizes, and permits the charter
                                                           and by-laws to authorize, certain
                                                           persons to call special meetings of
                                                           stockholders.

                   The By-Laws authorize the calling       The By-Laws do not require the
                   of a shareholders' meeting: (i) when    Corporation to hold an annual
                   deemed necessary or desirable by        meeting of stockholders in any year
                   the board of trustees; or (ii) to       in which the election of directors
                   the extent permitted by the 1940 Act,   is not required by the 1940 Act.
                   by the chairperson of the board, or     Otherwise, the board is authorized
                   at the request of holders of 10% of     to hold annual meetings of
                   the outstanding shares if such          stockholders for the election of
                   shareholders pay the reasonably         directors and the transaction of
                   estimated cost of preparing and         other business as it may determine.
                   mailing the notice thereof, for the     The By-Laws also authorize the
                   purpose of electing trustees.           calling of a special meeting for any
                   However, no meeting may be called       purpose or purposes, unless otherwise
                   at the request of shareholders to       "prescribed" by statute or the Charter,
                   consider any matter that is             by resolution the board or the president,
                   substantially the same as a matter      and shall be called by the president or
                   voted upon at a shareholders'           the secretary upon the written request
                   meeting held during the preceding       of a majority of the directors or at the
                   twelve (12) months, unless              written request of stockholders owning
                   requested by holders of a majority      10% "in amount of the entire capital stock"
                   of all outstanding shares entitled      of the Corporation then issued and
                   to vote at such meeting.                outstanding, if (1) the request states
                                                           the purpose of such meeting and the
                                                           matters proposed to be acted on and
                                                           (2) the stockholders requesting such
                                                           meeting pay the reasonably estimated
                                                           cost of preparing and mailing the notice
                                                           thereof. However, no special
                                                           meeting will be called at the request
                                                           of stockholders to consider any
                                                           matter that is substantially the same
                                                           as a matter voted upon at a
                                                           stockholders' special meeting held
                                                           during the preceding 12 months,
                                                           unless requested by holders of a
                                                           majority of all outstanding shares
                                                           entitled to vote at such meeting.

                   RECORD DATES                            RECORD DATES
                   As set forth above, the Delaware        Under Maryland Law, unless the
                   Act authorizes the governing            by-laws otherwise provide, the
                   instrument of a DST to set forth any    board may set a record date, which
                   provision relating to record dates.     date must be set within the
                                                           parameters outlined by the
                                                           Maryland statute, for determining
                                                           stockholders entitled to notice of a
                                                           meeting, vote at a meeting, receive
                                                           dividends or be allotted other rights.

                   In order to determine the               In order to determine the


                                      C-9

PAGE


                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------

                   shareholders entitled to notice of,     stockholders entitled to notice of,
                   and to vote at, a shareholders'         and to vote at, a stockholders'
                   meeting, the Declaration authorizes     meeting, the By-Laws authorize the
                   the board of trustees to fix a record   board of directors to fix a record
                   date. The record date may not           date not less than ten (10) nor more
                   precede the date on which it is fixed   than ninety (90) days prior to the
                   by the board and it may not be more     date of the meeting or prior to the
                   than one hundred and twenty (120)       last day on which the consent or
                   days nor less than ten (10) days        dissent of stockholders may be
                   before the date of the shareholders'    effectively expressed for any
                   meeting. The By-Laws provide that       purpose without a meeting.
                   notice of a shareholders' meeting
                   shall be given to shareholders
                   entitled to vote at such meeting not
                   less than ten (10) nor more than
                   one hundred and twenty (120) days
                   before the date of the meeting.

                   To determine the shareholders           If the board does not fix a record
                   entitled to vote on any action          date, the record date shall be the
                   without a meeting, the Declaration      later of the close of business on the
                   authorizes the board of trustees to     day on which notice of the meeting
                   fix a record date. The record date      is mailed or the 30th day before the
                   may not precede the date on which       meeting, except if all stockholders
                   it is fixed by the board nor may it     waive notice, the record date is the
                   be more than thirty (30) days after     close of business on the 10th day
                   the date on which it is fixed by        next preceding the day the meeting
                   the board.                              is held.

                   Pursuant to the Declaration, if the
                   board of trustees does not fix a
                   record date: (a) the record date for
                   determining shareholders entitled to
                   notice of, and to vote at, a meeting
                   will be the day before the date on
                   which notice is given or, if notice is
                   waived, on the day before the date
                   of the meeting; (b) the record date
                   for determining shareholders
                   entitled to vote on any action by
                   consent in writing without a
                   meeting, (i) when no prior action by
                   the board of trustees has been taken,
                   shall be the day on which the first
                   signed written consent is delivered
                   to the Trust, or (ii) when prior action
                   of the board of trustees has been
                   taken, shall be the day on which the
                   board of trustees adopts the
                   resolution taking such prior action.

                   To determine the shareholders of the    To determine the stockholders
                   Trust or any series or class thereof    entitled to a dividend, any other
                   entitled to a dividend or any other     distribution, or delivery of
                   distribution of assets of the Trust     evidences of rights or other interests
                   or any series or class thereof, the     from the Corporation, the By-Laws
                   Declaration authorizes the board of     authorize the board to fix a record
                   trustees to fix a record date. The      date not exceeding ninety (90) days
                   record date may not precede the date    preceding the date fixed for the
                   on which it is fixed by the board nor   payment of the dividend or
                   may it be more than sixty (60) days     distribution or delivery of the
                   before the date such dividend or        evidences.
                   distribution is to be paid. The board
                   may set different record dates for
                   different series or classes.

                   QUORUM FOR SHAREHOLDERS' MEETING        QUORUM FOR STOCKHOLDERS' MEETING
                   To transact business at a               Under Maryland Law, unless the
                   shareholders' meeting, the              charter or Maryland Law provides
                   Declaration provides that forty         otherwise, in order to constitute a
                   percent (40%) of the outstanding        quorum for a meeting, there must
                   shares entitled to vote at the          be present in person or by proxy,
                   meeting, which are present in           stockholders entitled to cast a


                                     C-10

PAGE


                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------

                   person or represented by proxy,         majority of all the votes entitled to
                   shall constitute a quorum at such       be cast at the meeting.
                   meeting, except when a larger
                   quorum is required by the               To transact business at a meeting,
                   Declaration, the By-Laws,               the By-Laws provide that a majority
                   applicable law or any securities        of the outstanding shares entitled to
                   exchange on which such shares are       vote, which are present in person or
                   listed for trading, in which case       represented by proxy, shall constitute
                   such quorum shall comply with           a quorum at a stockholders' meeting.
                   such requirements. When a separate
                   vote by one or more series or
                   classes is required, forty percent
                   (40%) of the outstanding shares of
                   each such series or class entitled to
                   vote at a shareholders' meeting of
                   such series or class, which are
                   present in person or represented by
                   proxy, shall constitute a quorum at
                   such series or class meeting, except
                   when a larger quorum is required
                   by the Declaration, the By-Laws,
                   applicable law or the requirements
                   of any securities exchange on
                   which outstanding shares of such
                   series or class are listed for trading,
                   in which case such quorum shall
                   comply with such requirements.

                   SHAREHOLDER VOTE                        STOCKHOLDER VOTE
                   The Declaration provides that,          Under Maryland Law, for most
                   subject to any provision of the         stockholder actions, unless the
                   Declaration, the By-Laws, the 1940      charter or Maryland Law provides
                   Act or other applicable law that        otherwise, a majority of all votes
                   requires a different vote: (i) in all   cast at a meeting at which a quorum
                   matters other than the election of      is present is required to approve any
                   trustees, the affirmative "vote of a    matter. Actions such as (i)
                   majority of the outstanding voting      amendments to the corporation's
                   securities" (as defined in the 1940     charter, (ii) mergers, (iii)
                   Act) of the Trust entitled to vote at   consolidations, (iv) statutory share
                   a shareholders' meeting at which a      exchanges, (v) transfers of assets
                   quorum is present, shall be the act     and (vi) dissolutions require the
                   of the shareholders; and (ii) trustees  affirmative vote of two-thirds of all
                   shall be elected by a plurality of      votes entitled to be cast on the
                   the votes cast of the holders of        matter unless the charter provides
                   outstanding shares entitled to vote     for a lesser proportion which may
                   present in person or represented by     not be less than a majority of all
                   proxy at a shareholders' meeting at     votes entitled to be cast on the
                   which a quorum is present. Pursuant     matter. Unless the charter or by-laws
                   to the Declaration, where a separate    require a greater vote, a plurality of
                   vote by series and, if applicable, by   all votes cast at a meeting at which a
                   classes is required, the preceding      quorum is present is required to elect
                   sentence shall apply to such            a director.
                   separate votes by series and classes.

                                                           ELECTION OF DIRECTORS. Under the
                                                           By-Laws, at a stockholders'
                                                           meeting at which a quorum is
                                                           present, a majority of the votes cast
                                                           shall be required to fill any vacancy
                                                           on the board, unless express
                                                           provisions of applicable statutes, of
                                                           the Charter or of the By-Laws
                                                           require a different vote. As
                                                           described in VACANCIES ON BOARD OF
                                                           TRUSTEES/DIRECTORS below, the By-
                                                           Laws provide for a different vote to
                                                           fill vacancies after shareholders
                                                           have voted to increase the number
                                                           of directors or to remove a director.

                                                           OTHER MATTERS FOR WHICH THE VOTE IS



                                      C-11
PAGE


                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------
                                                           not expressly designated otherwise.
                                                           For all other matters, other than any
                                                           specific matter for which the Charter
                                                           or By-Laws expressly provides for a
                                                           different vote, the affirmative vote
                                                           of the holders of a majority of the
                                                           shares cast, at a stockholders'
                                                           meeting at which a quorum is  present,
                                                           shall be the act of the stockholders.

                   SHAREHOLDER VOTE ON CERTAIN
                   TRANSACTIONS
                   Pursuant to the Declaration, the
                   board of trustees, by vote of a
                   majority of the trustees, may cause
                   the merger, consolidation,
                   conversion, share exchange or
                   reorganization of the Trust, or the
                   conversion, share exchange or
                   reorganization of any series of the
                   Trust, without the vote of the
                   shareholders of the Trust or such
                   series, as applicable, unless such
                   vote is required by the 1940 Act;
                   provided however, that the board
                   of trustees shall provide 30 days'
                   prior written notice to the
                   shareholders of the Trust or such
                   series, as applicable, of such
                   merger, consolidation, conversion,
                   share exchange or reorganization.

                   If permitted by the 1940 Act, the
                   board of trustees, by vote of a
                   majority of the trustees, and without
                   a shareholder vote, may cause the
                   Trust to convert to a master feeder
                   structure and thereby cause series of
                   the Trust to either become feeders
                   into a master fund, or to become
                   master funds into which other funds
                   are feeders.

                   CUMULATIVE VOTING                       CUMULATIVE VOTING
                   The Declaration provides that           Maryland Law provides that the
                   shareholders are not entitled to        charter may authorize cumulative
                   cumulate their votes on any matter.     voting for the election of the
                                                           directors and if the charter does not
                                                           so provide, then the stockholders
                                                           are not entitled to cumulative voting
                                                           rights.

                                                           The Charter and By-Laws do not
                                                           have any provisions as to whether
                                                           stockholders are entitled to
                                                           cumulate their votes on any matter
                                                           and consequently, the stockholders
                                                           are not entitled to cumulate their
                                                           votes on any matter.

                   PROXIES                                 PROXIES
                   Under the Delaware Act, unless          Under Maryland Law, a
                   otherwise provided in the governing     stockholder may sign a writing
                   instrument of a DST, on any matter      authorizing another person to act as
                   that is to be voted on by the trustees  a proxy or may transmit such
                   or the shareholders, the trustees or    authorization by telegram,
                   shareholders (as applicable) may        cablegram, datagram, electronic
                   vote in person or by proxy and such     mail, or any other electronic or
                   proxy may be granted in writing, by     telephonic means.
                   means of "electronic transmission"
                   (as defined in the Delaware Act) or
                   as otherwise permitted by
                   applicable law. Under the Delaware


                                      C-12
PAGE


                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------

                   Act, the term "electronic
                   transmission" is defined as any
                   form of communication not directly
                   involving the physical transmission
                   of paper that creates a record that
                   may be retained, retrieved and
                   reviewed by a recipient thereof and
                   that may be directly reproduced in
                   paper form by such a recipient
                   through an automated process.

                   The By-Laws permit a shareholder        The By-Laws require a proxy to be
                   to authorize another person to act as   executed in writing by the
                   proxy by the following methods:         stockholder or by a duly authorized
                   execution of a written instrument or    attorney-in-fact. Unless a proxy
                   by "electronic transmission" (as        provides otherwise, it is not valid
                   defined in the Delaware Act),           more than 11 months after its date.
                   telephonic, computerized,               A proxy is revocable by the person
                   telecommunications or another           executing it or by his or her
                   reasonable alternative to the           personal representatives or assigns.
                   execution of a written instrument.      Proxies shall delivered prior to the
                   Unless a proxy provides otherwise,      meeting to the Secretary of the
                   it is not valid more than 11 months     Corporation or to the person acting as
                   after its date. In addition, the By-    Secretary of the meetig before being
                   Laws provide that the revocability      voted. A proxy with respect to stock
                   of a proxy that states on its face that held in the name of two or more persons
                   it is irrevocable shall be governed     will be valid if executed by one of
                   by the provisions of the general        them, unless at the prior to it is
                   corporation law of the State of         exercised the Corporation receives
                   Delaware.                               specific written notice to the
                                                           ontrary from any one of them. A proxy
                                                           purporting to be executed by or on
                                                           behalf of a stockholder shall be
                                                           deemed valid unless it is challenged
                                                           at or prior to it is exercised.

                   ACTION BY WRITTEN CONSENT               ACTION BY WRITTEN CONSENT
                   Under the Delaware Act, unless          Maryland Law provides that any
                   otherwise provided in the governing     action required or permitted to be
                   instrument of a DST, on any matter      taken at a stockholders' meeting
                   that is to be voted on by the trustees  may be taken without a meeting, if
                   or the shareholders, such action        a unanimous written consent is
                   may be taken without a meeting,         signed by each stockholder entitled
                   without prior notice and without a      to vote on the matter.
                   vote if a written consent(s), setting
                   forth the action taken, is signed by
                   the trustees or shareholders (as
                   applicable) having the minimum
                   number of votes that would be
                   necessary to take such action at a
                   meeting at which all trustees or
                   interests in the DST (as applicable)
                   entitled to vote on such action were
                   present and voted. Unless otherwise
                   provided in the governing
                   instrument, a consent transmitted by
                   "electronic transmission" (as
                   defined in the Delaware Act) by a
                   trustee or shareholder (as
                   applicable) or by a person
                   authorized to act for a trustee or
                   shareholder (as applicable) will be
                   deemed to be written and signed for
                   this purpose.

                   SHAREHOLDERS. The Declaration           STOCKHOLDERS. The By-Laws provide
                   authorizes shareholders to take         that any action to be taken by
                   action without a meeting and            stockholders may be taken without
                   without prior notice if written         a meeting if: (1) all stockholders
                   consents setting forth the action       entitled to vote on the matter
                   taken are signed by the holders of      consent to the action in writing; (2)
                   all outstanding shares entitled to      all stockholders entitled to notice of
                   vote on that action. A consent          the meeting but not entitled to vote
                   transmitted by "electronic              at it sign a written waiver of any


                                      C-13
PAGE


                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------

                   transmission" (as defined in the        right to dissent; and (3) the consents
                   Delaware Act) by a shareholder or       and waivers are filed with the
                   by a person(s) authorized to act for    record of the meetings of stockholders.
                   a shareholder shall be deemed to be     Such consent shall be treated for all
                   written and signed for purposes of      purposes as a vote of the meeting.
                   this provision.

                   BOARD OF TRUSTEES. The Declaration      BOARD OF DIRECTORS. The By-Laws
                   also authorizes the board of trustees   also provide that, except as
                   or any committee of the board of        otherwise required by statute, the
                   trustees to take action without a       board or any committee of the
                   meeting and without prior written       board may act by written consent
                   notice if written consents setting      signed by all the members of the
                   forth the action taken are executed     board or committee, respectively, if
                   by trustees having the number of        the consent is filed with the minutes
                   votes necessary to take that action     of the proceedings of the board or
                   at a meeting at which the entire        committee.
                   board of trustees or any committee
                   thereof, as applicable, is present
                   and voting. A consent transmitted
                   by "electronic transmission" (as
                   defined in the Delaware Act) by a
                   trustee shall be deemed to be
                   written and signed for purposes
                   of this provision.

REMOVAL OF         The governing instrument of a DST       Under Maryland Law, unless
TRUSTEES/          may contain any provision relating      otherwise provided in the charter, a
DIRECTORS          to the removal of trustees; provided    director may generally be removed
                   however, that there shall at all times  with or without cause by the vote of
                   be at least one trustee of the DST.     a majority of all the votes entitled to
                                                           be cast generally for the election of
                                                           directors unless (i) such director is
                                                           elected by a certain class or series,
                                                           (ii) the charter provides for
                                                           cumulative voting or (iii) the board
                                                           is classified.

                   Under the Declaration, any trustee      Under the By-Laws, stockholders
                   may be removed, with or without         may remove any director or directors
                   cause, by the board of trustees, by     with or without cause at a meeting of
                   action of a majority of the trustees.   stockholders duly called and at
                   Shareholders shall have the power       which a quorum is present, by the
                   to remove a trustee only to the         affirmative vote of the holders of a
                   extent provided by the 1940 Act.        majority of the votes entitled to be
                                                           cast thereon, remove any director or
                                                           directors from office, and may elect a
                                                           successor or successors to fill any
                                                           resulting vacancies for the
                                                           unexpired terms of the removed
                                                           directors. A stockholders' meeting
                                                           shall be called for such purpose by
                                                           the board if requested in writing by
                                                           holders of not less than 10% of the
                                                           outstanding shares of the Corporation.

VACANCIES          Subject to the 1940 Act, vacancies      Under Maryland Law, stockholders
ON BOARD           on the board of trustees may be         may elect persons to fill vacancies
OF TRUSTEES/       filled by not less than a majority      that result from the removal of
DIRECTORS          vote of the trustee(s) then in          directors. Unless the charter or by-
                   office, regardless of the number and    laws provide otherwise, a majority
                   even if less than a quorum. However,    of the directors in office, whether or
                   ashareholders' meeting shall be         not comprising a quorum, may fill
                   called to elect trustees if required    vacancies that result from any cause
                   by the 1940 Act.                        except an increase in the number of
                                                           directors. A majority of the entire
                   In the event all trustee offices        board of directors may fill
                   become vacant, the investment           vacancies that result from an
                   adviser shall serve as the sole         increase in the number of directors.
                   remaining trustee, subject to the
                   provisions of the 1940 Act, and         Under the By-Laws, directors may
                   shall, as soon as practicable, fill     increase or decrease their number;
                   all of the vacancies on the board.      if the number is increased, the
                   Thereupon, the investment adviser       added directors may be elected by a

                                      C-14
PAGE

                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------
                   shall resign as trustee and a           majority of directors in office at the
                   shareholders' meeting shall be          time of the increase. For other
                   called to elect trustees.               vacancies, the directors then in office
                                                           (although less than a quorum)
                                                           shall continue to act and may by a
                                                           majority vote fill any vacancy until
                                                           the next meeting of stockholders,
                                                           subject to the 1940 Act.

                                                           The number of directors may also
                                                           be increased or decreased by vote
                                                           of stockholders at any meeting
                                                           called for that purpose and if the
                                                           vote is to increase the number,
                                                           stockholders will vote by plurality
                                                           to elect the directors to fill the new
                                                           vacancies as well as any then
                                                           existing vacancies. The By-Laws
                                                           further provide that "[a]ny vacancy
                                                           may be filled by the [s]tockholders
                                                           at any meeting thereof."

SHAREHOLDER        Under the Delaware Act, except to       The stockholders of a corporation
LIABILITY          the extent otherwise provided in        are not liable for the obligations of
                   the governing instrument of a DST,      the corporation.
                   shareholders of a DST are entitled
                   to the same limitation of personal
                   liability extended to shareholders of
                   a private corporation organized for
                   profit under the General Corporation
                   Law of the State of Delaware (such
                   shareholders are generally not liable
                   for the obligations of the corporation).

                   Under the Declaration, shareholders
                   are entitled to the same limitation of
                   personal liability as that extended to
                   shareholders of a private
                   corporation organized for profit
                   under the General Corporation Law
                   of the State of Delaware. However,
                   the board of trustees may cause any
                   shareholder to pay for charges of
                   the trust's custodian or transfer,
                   dividend disbursing, shareholder
                   servicing or similar agent for
                   services provided to such
                   shareholder.

TRUSTEE/           Subject to the provisions in the        Maryland Law requires a director to
DIRECTOR/          governing instrument, the Delaware      perform his or her duties in good
AGENT LIABILITY    Act provides that a trustee or any      faith, in a manner he or she
                   other person managing the DST,          reasonably believes to be in the best
                   when acting in such capacity, will      interests of the corporation and with
                   not be personally liable to any         the care that an ordinarily prudent
                   person other than the DST or a          person in a like position would use
                   shareholder of the DST for any act,     under similar circumstances. A
                   omission or obligation of the DST       director who performs his or her
                   or any trustee. To the extent that      duties in accordance with this
                   at law or in equity, a trustee has      standard has no liability to the
                   duties (including fiduciary duties)     corporation, its stockholders or to
                   and liabilities to the DST and its      third persons by reason of being or
                   shareholders, such duties and           having been a director. A
                   liabilities may be expanded or          corporation may include in its
                   restricted by the governing             charter a provision expanding or
                   instrument.                             limiting the liability of its directors
                                                           and officers for money damages to
                                                           the corporation or its stockholders,
                                                           provided however, that liability
                                                           may not be limited to the extent the
                                                           person has received an improper
                                                           benefit or profit in money, property
                                                           or services or where such person
                                                           has been actively and deliberately
                                                           dishonest.

                                      C-15
PAGE

                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------
                   The Declaration provides that any       The Charter provides that no
                   person who is or was a trustee,         director or officer shall be
                   officer, employee or other agent of     personally liable to the Corporation
                   the Trust or is or was serving at the   or its stockholders for monetary
                   request of the Trust as a trustee,      damages except: (i) a director or
                   director, officer, employee or other    officer is liable for the amount of
                   agent of another corporation,           any improper benefit or profit in
                   partnership, joint venture, trust or    money, property or services actually
                   other enterprise (an "Agent") will      received; and (ii) where a judgment
                   be liable to the Trust and to any       or other final adjudication adverse
                   shareholder solely for such Agent's     to the director or officer is entered
                   own willful misfeasance, bad faith,     in a proceeding based on a finding
                   gross negligence or reckless            that such person's action, or failure
                   disregard of the duties involved in     to act, was the result of active and
                   the conduct of such Agent (such         deliberate dishonesty and was material
                   conduct referred to as                  to the cause of action adjudicated in
                   "Disqualifying Conduct"). Subject       the proceeding. The Charter further
                   to the preceding sentence, Agents       provides that no director or officer
                   will not be liable for any act or       will be protected from liability to
                   omission of any other Agent or any      the Corporation or its stockholders
                   investment adviser or principal         arising from such director's or
                   underwriter of the Trust. No Agent,     officer's Disqualifying  Conduct.
                   when acting in such capacity, shall
                   be personally liable to any person
                   (other than the Trust or its
                   shareholders as described above)
                   for any act, omission or obligation
                   of the Trust or any trustee.

INDEMNIFICATION    Subject to such standards and           Unless limited by its charter,
                   restrictions contained in the           Maryland Law requires a
                   governing instrument of a DST, the      corporation to indemnify a director
                   Delaware Act authorizes a DST to        who has successfully defended a
                   indemnify and hold harmless any         proceeding to which such person
                   trustee, shareholder or other person    was a party because of such
                   from and against any and all claims     person's service in such
                   and demands.                            capacity, against reasonable
                                                           expenses incurred in connection
                                                           with the proceeding.

                                                           Maryland Law permits a corporation
                                                           to indemnify a director, officer,
                                                           employee or agent who is a party
                                                           or threatened to be a party, by
                                                           reason of service in that capacity,
                                                           to any threatened, pending or
                                                           completed action, suit or
                                                           proceeding, against judgments,
                                                           penalties, fines, settlements and
                                                           reasonable expenses unless it is
                                                           established that: (i) the act or
                                                           omission of such person was
                                                           material to the matter giving rise
                                                           to the proceeding, and was committed
                                                           in bad faith or was the result of
                                                           active and deliberate dishonesty;
                                                           (ii) such person actually received an
                                                           improper personal benefit; or (iii)
                                                           such person had reasonable cause to
                                                           believe that the act or omission was
                                                           unlawful. This permissible indemnification
                                                           obligation may be provided for, or may
                                                           be prohibited, through a corporation's
                                                           charter, by-laws, a board resolution or
                                                           another agreement. However, if the
                                                           proceeding is a derivative suit or
                                                           was brought by the corporation, the
                                                           corporation may not indemnify a
                                                           person who has been adjudged to be
                                                           liable to the corporation.
                                                           Corporations are authorized to
                                                           advance payment of reasonable
                                                           expenses upon compliance with
                                                           certain requirements.

                   Pursuant to the Declaration, the
                   Trust will indemnify any Agent
                   who was or is a party or is

                                      C-16
PAGE

                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------
                   threatened to be made a party to        The By-Laws provide that the
                   any proceeding by reason of such        Corporation will indemnify its: (i)
                   Agent's capacity, against attorneys'    directors to the fullest extent that
                   fees and other certain expenses,        indemnification of directors is
                   judgments, fines, settlements and       permitted by Maryland Law; (ii)
                   other amounts incurred in               officers to the same extent as its
                   connection with such proceeding if      directors and to such further extent
                   such Agent acted in good faith or in    as is consistent with law; and (iii)
                   the case of a criminal proceeding,      directors and officers who, while
                   had no reasonable cause to believe      serving as directors or officers, also
                   such Agent's conduct was                serve at the request of the
                   unlawful. However, there is no          Corporation as a director, officer,
                   right to indemnification for any        partner, trustee, employee, agent or
                   liability arising from the Agent's      fiduciary of another corporation,
                   Disqualifying Conduct. As to any        partnership, joint venture, trust,
                   matter for which such Agent is          other enterprise or employee benefit
                   found to be liable in the               plan to the fullest extent consistent
                   performance of such Agent's duty        with law. This indemnification (and
                   to the Trust or its shareholders,       other rights) provided by the By-
                   indemnification will be made only       Laws will continue as to persons
                   to the extent that the court in which   who have ceased to be a director or
                   that action was brought determines      officer, including the advance of
                   that in view of all the circumstances   reasonable expenses subject to certain
                   of the case, the Agent was not liable   conditions, and will inure to the benefit
                   by reason of such Agent's               of the heirs, executors and
                   Disqualifying Conduct. Note that        administrators of such persons, but
                   the Securities Act of 1933, as          such persons will not be protected
                   amended (the "1933 Act"), in the        against any liability to the
                   opinion of the U.S. Securities and      Corporation or its stockholders
                   Exchange Commission ("SEC"),            arising from his or her
                   and the 1940 Act also limit the         Disqualifying Conduct. The
                   ability of the Trust to indemnify       Corporation may indemnify and
                   an Agent.                               advance reasonable expenses to its
                                                           employees and agents who are not
                   Expenses incurred by an Agent in        officers or directors of the
                   defending any proceeding may be         Corporation as may be provided by
                   advanced by the Trust before the        the board of directors or by
                   final disposition of the proceeding     contract, subject to any limitations
                   on receipt of an undertaking by or      imposed by the 1940 Act. The By-
                   on behalf of the Agent to repay the     Laws permit the board of directors
                   amount of the advance if it is          to make such additional provisions
                   ultimately determined that the          for the indemnification and
                   Agent is not entitled to                advancement of expenses to
                   indemnification by the Trust.           directors, officers, employees and
                                                           agents, as are consistent with the
                                                           law. The indemnification provided
                                                           by the By-Laws is not exclusive of
                                                           any other right, with respect to
                                                           indemnification or otherwise, to
                                                           which those seeking
                                                           indemnification may be entitled
                                                           under any insurance or other
                                                           agreement or resolution of
                                                           stockholders or disinterested
                                                           directors or otherwise.


                                      C-17
PAGE

                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------
INSURANCE          The Delaware Act is silent as to        Under Maryland Law, a corporation
                   the right of a DST to purchase          may purchase insurance on behalf
                   insurance on behalf of its trustees     of any person who is or was a
                   or other persons. However, as the       director, officer, employee or agent
                   policy of the Delaware Act is           against any liability asserted against
                   to give maximum effect to the           and incurred by such person in any
                   principle of freedom of contract        such capacity whether or not the
                   and to the enforceability               corporation would have the power
                   of governing instruments, the           to indemnify such person against
                   Declaration authorizes the board        such liability.
                   of trustees, to the fullest extent
                   permitted by applicable law, to         The By-Laws authorize the
                   purchase with Trust assets,             Corporation to purchase and
                   insurance for liability and for all     maintain insurance on behalf of any
                   expenses of an Agent in connection      person who is or was a director,
                   with any proceeding in which such       officer, employee or agent of the
                   Agent becomes involved by virtue        Corporation or who, while a director,
                   of such Agent's actions, or             officer, employee, or agent of the
                   omissions to act, in its capacity       Corporation, is or was serving at the
                   or former capacity with the Trust,      request of the Corporation as a
                   whether or not the Trust would          director, officer, partner, trustee,
                   have the power to indemnify such        employee, or agent of another
                   Agent against such liability.           foreign or domestic corporation,
                                                           partnership, joint venture, trust,
                                                           other enterprise, or employee
                                                           benefit plan against any liability
                                                           asserted against and incurred by
                                                           such person in any such capacity
                                                           or arising out of such person's
                                                           position. However, no insurance may
                                                           be purchased which would indemnify
                                                           any director or officer against any
                                                           liability to the Corporation or its
                                                           stockholders arising from such
                                                           person's Disqualifying Conduct.

SHAREHOLDER        Under the Delaware Act, except to       Under Maryland Law, a
RIGHT OF           the extent otherwise provided in the    stockholder may inspect, during
INSPECTION         governing instrument and subject to     usual business hours, the
                   reasonable standards established by     corporation's by-laws, stockholder
                   the trustees, each shareholder has      proceeding minutes, annual
                   the right, upon reasonable demand       statements of affairs and voting
                   for any purpose reasonably related      trust agreements. In addition,
                   to the shareholder's interest as a      stockholders who have individually
                   shareholder, to obtain from the DST     or together been holders of at least
                   certain information regarding the       5% of the outstanding stock of any
                   governance and affairs of the DST.      class for at least 6 months, may
                                                           inspect and copy the corporation's
                                                           books of account, its stock ledger
                                                           and its statement of affairs.

                   To the extent permitted by              The Charter grants stockholders
                   Delaware law and the By-Laws, a         inspection rights only to the extent
                   shareholder, upon reasonable            provided by Maryland Law. Such
                   written demand to the Trust for any     rights are subject to reasonable
                   purpose reasonably related to such      regulations of the board of directors
                   shareholder's interest as a             not contrary to Maryland Law.
                   shareholder, may inspect certain
                   information as to the governance
                   and affairs of the Trust during
                   regular business hours. However,
                   reasonable standards governing,
                   without limitation, the information
                   and documents to be furnished and
                   the time and location of furnishing
                   the same, will be established by the
                   board or any officer to whom such
                   power is delegated in the By-Laws.
                   In addition, as permitted by the
                   Delaware Act, the By-Laws also
                   authorize the board or an officer to
                   whom the board delegates such
                   powers to keep confidential from
                   shareholders for such period of time
                   as deemed reasonable any

                                      C-18
PAGE

                       Delaware Statutory Trust                 Maryland Corporation
                       ------------------------                 --------------------
                   information that the board or such
                   officer in good faith believes would
                   not be in the best interest of the
                   Trust to disclose or that could
                   damage the Trust or that the Trust is
                   required by law or by agreement
                   with a third party to keep
                   confidential.

DERIVATIVE         Under the Delaware Act, a               Under Maryland Law, in order to
ACTIONS            shareholder may bring a derivative      bring a derivative action, a
                   action if trustees with authority to    stockholder (or his or her
                   do so have refused to bring the         predecessor if he or she became a
                   action or if a demand upon the          stockholder by operation of law)
                   trustees to bring the action is not     must be a stockholder (a) at the
                   likely to succeed. A shareholder        time of the acts or omissions
                   may bring a derivative action only      complained about, (b) at the time
                   if the shareholder is a shareholder     the action is brought, and (c) until
                   at the time the action is brought       the completion of the litigation. A
                   and: (i) was a shareholder at the       derivative action may be brought by
                   time of the transaction complained      a stockholder if (i) a demand upon
                   about or (ii) acquired the status       the board of directors to bring the
                   of shareholder by operation of          action is improperly refused or (ii) a
                   law or pursuant to the governing        request upon the board of directors
                   instrument from a person who was        would be futile.
                   a shareholder at the time of the
                   transaction. A shareholder's right      Under Maryland Law, a director of
                   to bring a derivative action may be     an investment company who "is not
                   subject to such additional standards    an interested person, as defined by
                   and restrictions, if any, as are set    the 1940 Act, shall be deemed to be
                   forth in the governing instrument.      independent and disinterested when
                                                           making any determination or taking
                   The Declaration provides that, sub-     any action as a director."
                   ject to the requirements set forth
                   in the Delaware Act, a shareholder
                   may bring a derivative action on
                   behalf of the Trust only if the
                   shareholder first makes a pre-suit
                   demand upon the board of trustees
                   to bring the subject action unless an
                   effort to cause the board of trustees
                   to bring such action is excused.
                   A demand on the board of trustees
                   shall only be excused if a majority
                   of the board of trustees, or a
                   majority of any committee
                   established to consider the merits of
                   such action, has a material personal
                   financial interest in the action at
                   issue. A trustee shall not be deemed
                   to have a material personal financial
                   interest in an action or otherwise be
                   disqualified from ruling on a
                   shareholder demand by virtue of the
                   fact that such trustee receives
                   remuneration from his service on
                   the board of trustees of the Trust or
                   on the boards of one or more
                   investment companies with the
                   same or an affiliated investment
                   adviser or underwriter.

MANAGEMENt         The Trust is an open-end                The Corporation is an open-end
INVESTMENT         management investment company           management investment company
COMPANY            under the 1940 Act (i.e., a             under the 1940 Act (i.e., a
CLASSIFICATION     management investment company           management investment company
                   whose securities are redeemable).       whose securities are redeemable).

                                      C-19
PAGE


                                                                     EXHIBIT D

                       FUNDAMENTAL INVESTMENT RESTRICTIONS
                      PROPOSED TO BE AMENDED OR ELIMINATED

                  CURRENT
                 INVESTMENT                  CURRENT
                RESTRICTION                FUNDAMENTAL
PROPOSAL OR      NUMBER &                  RESTRICTION                   PROPOSED FUNDAMENTAL RESTRICTION
SUB-PROPOSAL      SUBJECT                THE FUND MAY NOT:                     THE FUND MAY NOT:
-------------------------------------------------------------------------------------------------------------------
     3a      1. (Diversification of     Invest more than 5% of its      Purchase the securities of any one
             investments)               total assets the in             issuer (other than the U.S.
                                        securities oa any one issuer    government or any of its agencies
                                        (exclusive of U.S.              or instrumentalities or securities of
                                        government securities).         other investment companies,
                                                                        whether registered or excluded
                                                                        from registration under Section
                                                                        3(c) of the 1940 Act) if
                                                                        immediately after such investment
                                                                        (a) more than 5% of the value of
                                                                        the Fund's total assets would be
                                                                        invested in such issuer or (b) more
                                                                        than 10% of the outstanding
                                                                        voting securities of such issuer
                                                                        would be owned by the Fund,
                                                                        except that up to 25% of the value
                                                                        of the Fund's total assets may be
                                                                        invested without regard to such
                                                                        5% and 10% limitations.

    3b       2. (Real Estate)           Invest in real                  Purchase or sell real estate unless acquired as
                                        estate or mortgages             a result of ownership of securities or other
                                        on real estate                  instruments and provided that this restriction
                                        (although the Fund              does not prevent the Fund from purchasing or
                                        may invest in                   selling securities secured by real estate or
                                        marketable                      interests therein or securities of issuers that
                                        securities secured              invest, deal or otherwise engage in transactions
                                        by real estate or               in real estate or interests therein.
                                        interests therein).

    4        2. (Investment in          Invest in other open-           Proposed to be Eliminated.
             Other Investment           end investment companies
             Companies)                 (except in connection           Note: The Fund will still be subject to the
                                        with a merger,                  restrictions of ss. 12(d) of the 1940 Act, or
                                        consolidation, acquisition      any rules or exemptions or interpretations
                                        or reorganization) or,          thereunder that may be adopted, granted or
                                        as an operating policy          issued by the SEC, which restrict an investment
                                        approved by the board,          company's investments  in other investment
                                        invest in closed-end            companies.
                                        investment companies.

    4        2. (Oil and Gas            Invest in interests             Proposed to be Eliminated.
             Programs)                  (other than publicly
                                        issued debentures or equity
                                        stock interests) in oil,
                                        gas or othermineral
                                        exploration or development
                                        programs.



PAGE

                  CURRENT
                 INVESTMENT                  CURRENT
                RESTRICTION                FUNDAMENTAL
PROPOSAL OR      NUMBER &                  RESTRICTION                   PROPOSED FUNDAMENTAL RESTRICTION
SUB-PROPOSAL      SUBJECT                THE FUND MAY NOT:                     THE FUND MAY NOT:
-------------------------------------------------------------------------------------------------------------------

    3c       2. (Commodities)           Purchase or sell                Purchase or sell physical commodities, unless
                                        commodity contracts.            acquired as a result of ownership of securities
                                                                        or other instruments and provided that this
                                                                        restriction does not prevent the Fund from
                                                                        engaging in transactions involving currencies
                                                                        and futures contracts and options thereon or
                                                                        investing in securities or other instruments
                                                                        that are secured by physical commodities.

    4        3. (Management             Purchase or retain              Proposed to be Eliminated.
             Ownership of               securities of any
             Securities)                company in which
                                        directors or officers of
                                        the Fund or of the manager,
                                        individually owning more
                                        than 1/2 of 1% of the
                                        securities of such company,
                                        in the aggregate own more
                                        than 5% of the securities
                                        of such company.

    4        4. (Control)               Purchase more than              Proposed to be Eliminated.
                                        10% of any class of
                                        securities of any               Note:  The Fund will be subject to the fundamental
                                        one company,                    investment restriction on diversification
                                        including more than             described in Sub-Proposal 3a above.
                                        10% of its
                                        outstanding voting
                                        securities, or
                                        invest in any
                                        company for the
                                        purpose of
                                        exercising control
                                        or management.

    3d       5. (Underwriting)          Act as an  underwriter.         Act as an underwriter except to the extent the
                                                                        Fund may be deemed to be an underwriter when
                                                                        disposing of securities it owns or when selling
                                                                        its own shares.

    3e       5. (Senior Securities)     Issue senior securities.        Issue senior securities, except to the extent
                                                                        permitted by the 1940 Act and any rules,
                                                                        exemptions or interpretations thereunder that
                                                                        any be adopted, granted or issued by the SEC.

    4        5. (Purchase               Purchase on margin              Proposed to be Eliminated.
             Securities on  Margin,     or sell short; write,
             Short Sales and            buy or sell puts, calls,        Note:  The Fund will still be subject to the
             Write, Buy or Sell         straddles or spreads.           fundamental investment restriction on issuing
             Options)                                                   senior securities described in Sub-Proposal 3e
                                                                        above.

PAGE

                  CURRENT
                 INVESTMENT                  CURRENT
                RESTRICTION                FUNDAMENTAL
PROPOSAL OR      NUMBER &                  RESTRICTION                   PROPOSED FUNDAMENTAL RESTRICTION
SUB-PROPOSAL      SUBJECT                THE FUND MAY NOT:                     THE FUND MAY NOT:
-------------------------------------------------------------------------------------------------------------------

    3f       6. (Lending)               Loan money, apart from          Make loans to other persons except (a) through
                                        the purchase of a portion       the lending of its portfolio securities, (b)
                                        of an issue of publicly         through the purchase of debt securities, loan
                                        distributed bonds,              participations and/or engaging in direct corporate
                                        debentures, notes  and          loans in accordance with its investment objectives
                                        other evidences of              and policies, and (c) to the extent the entry into
                                        indebtedness, although          a repurchase agreement is deemed to be a loan.
                                        the Fund may buy U.S.           The Fund may also make loans to other investment
                                        government obligations with     companies to the extent permitted by the 1940 Act
                                        a simultaneous agreement        or any rules or exemptions or interpretations
                                        with the seller to repurchase   thereunder that may be adopted, granted or issued
                                        them within no more than        by the SEC.
                                        seven days at the original
                                        repurchase price plus accrued
                                        interest.

    3g       7. (Borrowing)             Borrow money for any purpose    Borrow money, except to the extent permitted by
                                        other than  redeeming its       the 1940 Act or any rules, exemptions or
                                        shares for cancellation,        interpretations thereunder that may be adopted,
                                        and then only as a              granted or issued by the SEC.
                                        temporary measure up to
                                        an amount not exceeding
                                        5% of the value of its
                                        total assets; or pledge,
                                        mortgage, or hypothecate
                                        its assets for any
                                        purpose other than to
                                        secure such borrowings,
                                        and then only to such extent
                                        not exceeding 10% of the
                                        value of its total
                                        assets as the board of
                                        directors may by resolution
                                        approve. The Fund will not
                                        pledge, mortgage or
                                        hypothecate its assets
                                        to the extent that at any
                                        time the percentage of
                                        pledged assets plus the
                                        sales commission will
                                        exceed 10% of the offering
                                        price of its shares.


PAGE

                  CURRENT
                 INVESTMENT                  CURRENT
                RESTRICTION                FUNDAMENTAL
PROPOSAL OR      NUMBER &                  RESTRICTION                   PROPOSED FUNDAMENTAL RESTRICTION
SUB-PROPOSAL      SUBJECT                THE FUND MAY NOT:                     THE FUND MAY NOT:
-------------------------------------------------------------------------------------------------------------------

    4        8. (Three Years of         Invest more than 5%             Proposed to be Eliminated.
             Company Operation)         of the value of its
                                        total assets in securities
                                        of issuers which have
                                        been in continuous operation
                                        less than three years.

    4        9. (Warrants)              Invest more than 5%             Proposed to be Eliminated.
                                        of its total assets
                                        in warrants whether
                                        or not listed on the
                                        New York Stock
                                        Exchange or American
                                        Stock Exchange, and
                                        more than 2% of its
                                        total assets in
                                        warrants that are
                                        not listed on those
                                        exchanges. Warrants
                                        acquired by the Fund
                                        in units or attached
                                        to securities are
                                        not included in this
                                        restriction.

    4        10. (Illiquid and          Invest more than 10% of         Proposed to be Eliminated.
             Restricted Securities)     its total assets in
                                        restricted securities,          Note:  The Board has adopted the non-fundamental
                                        securities with a limited       Illiquid Securities Restriction, consistent with
                                        trading market (which the       the SEC staff's current position on illiquid
                                        Fund may not be able to         securities, which prohibits the Fund from
                                        dispose of at the current       investing more than 15% of its net assets in
                                        market price) or those          illiquid securities.
                                        which are not otherwise
                                        readily marketable with
                                        readily available
                                        current market quotations.

    3h       11. (Industry              Invest more than 25% of its     Invest more than 25% of its net assets in
             Concentration)             total assets in a single        securities of issuers in any one industry (other
                                        industry.                       than securities issued or guaranteed by the U.S.
                                                                        government or any of its agencies or
                                                                        instrumentalities or securities of other
                                                                        investment companies).

    4        12. ("Letter" Stocks)      Invest in "letter stocks"       Proposed to be Eliminated.
                                        or securities on which
                                        there are any sales             Note: The Board has adopted the non-fundamental
                                        restrictions under a            Illiquid  Securities Restriction, consistent
                                         purchase agreement.            with the SEC staff's current position on illiquid
                                                                        securities, which prohibits the Fund from
                                                                        investing more than 15% of its net assets in
                                                                        illiquid securities.


PAGE

                  CURRENT
                 INVESTMENT                  CURRENT
                RESTRICTION                FUNDAMENTAL
PROPOSAL OR      NUMBER &                  RESTRICTION                   PROPOSED FUNDAMENTAL RESTRICTION
SUB-PROPOSAL      SUBJECT                THE FUND MAY NOT:                     THE FUND MAY NOT:
-------------------------------------------------------------------------------------------------------------------
    4        13. (Joint Accounts)       Participate on a  joint         Proposed to be Eliminated.
                                        or a joint and several
                                        basis in any trading account
                                        in securities. (See
                                        "Portfolio Transactions" in
                                        the SAI as to transactions in
                                        the same securities for the
                                        Fund, other clients and/or
                                        other mutual funds within
                                        Franklin Templeton
                                        Investments.)*



* This disclosure states that if purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the [Investment Manager] are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the [Investment Manager], taking into account the respective sizes of the funds and the amount of securities to be purchased or sold.



                                                                103 PROXY XX/04




PAGE







                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

               SPECIAL MEETING OF SHAREHOLDERS - [MARCH 19], 2004

The undersigned hereby revokes all previous proxies for his/her shares and appoints [BARBARA J. GREEN, ROBERT C. ROSSELOT and LORI A. WEBER], and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Smaller Companies Fund, Inc. (the "Fund"), that the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at [2:00 p.m.], Eastern time, on the [19th day of March] 2004, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR), 2, 3 (INCLUDING eight (8) SUB-PROPOSALS) AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.


                        VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                        CONTROL NUMBER: 999 9999 9999 999

                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.



                        ------------------------------------------------------
                        Signature


                        ------------------------------------------------------
                        Signature


                        -------------------------------------------, 2004
                        Dated                                     TGSCF[]


                        I PLAN TO ATTEND THE MEETING.   YES      NO
                                                        [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)

PLEASE MARK VOTES AS INDICATED IN THIS EXAMPLE [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.



PROPOSAL 1 - To elect a Board of Directors of the Fund:

01 Harris J. Ashton    05 Gordon S. Macklin             09 Nicholas F. Brady     FOR all nominees       WITHHOLD AUTHORITY
02 Frank J. Crothers   06 Fred R. Millsaps              10 Harmon E. Burns       Listed (except as      to vote for all
03 S. Joseph Fortunato 07 Frank A. Olson                11 Charles B. Johnson    marked to the left)    nominees listed
04 Edith E. Holiday    08 Constantine D. Tseretopoulos                 .                [ ]                      [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

-------------------------------------------------------------------------



PROPOSAL 2 - To approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.

               FOR               AGAINST             ABSTAIN
               [ ]                 [  ]               [  ]


PROPOSAL 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

          Sub-Proposal 3a. To amend the Fund's fundamental investment restriction regarding diversification of investments.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal  3b. To amend the Fund's fundamental investment restriction regarding investments in real estate.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal  3c. To amend the Fund's  fundamental  investment restriction regarding investments in commodities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal  3d. To amend the Fund's fundamental investment restriction regarding underwriting.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3e. To amend the Fund's fundamental  investment restriction regarding issuing senior securities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3f. To amend the Fund's fundamental investment restriction regarding lending.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3g. To amend the Fund's fundamental investment restriction regarding borrowing.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3h. To amend the Fund's fundamental investment restriction regarding industry concentration.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

PROPOSAL 4 - To approve the elimination of certain of the Fund's fundamental investment restrictions.

               FOR              AGAINST               ABSTAIN
               [ ]               [ ]                    [ ]



           IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY...TODAY